UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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HC CAPITAL TRUST

(Name of Registrant as Specified In Its Charter)

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HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, Pennsylvania 19428

The Institutional Growth Equity Portfolio

The Value Equity Portfolio

The Growth Equity Portfolio

The ESG Growth Portfolio

(the “Affected Portfolios”)

December 23, 2019

To the Shareholders of the Affected Portfolios:

A Special Meeting (the “Special Meeting”) of shareholders of the Affected Portfolios of the HC Capital Trust (the “Trust”) will be held on February 11, 2020 at 10:00 am (Eastern time) at the offices of the Trust. At the Special Meeting, shareholders of the Affected Portfolios will be asked to consider and vote upon important matters relating to the portfolio management services provided to them.

We encourage you to read the attached proxy statement (the “Proxy Statement”) thoroughly. While you are welcome to join us at the Special Meeting, we anticipate that most shareholders will, by completing the proxy card enclosed with the Proxy Statement, instruct us to cast votes on their behalf. The proxy card may be completed by checking the appropriate box, and voting for or against the proposals described in the Proxy Statement. Please note that if you are a shareholder in more than one of the Affected Portfolios you will receive a proxy card for each Affected Portfolio. Your proxy cards are not duplicates and you must vote separately for each Affected Portfolio.

The Board of Trustees of the Trust (the “Board”) unanimously recommends that you vote “FOR” the approval of each proposal.

Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date any enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. If a signed proxy card is returned, but no instructions are specified, your shares will be voted in accordance with the recommendations of the Board.

As always, we thank you for your confidence and support.

Sincerely yours,

Colette Bergman

Vice President & Treasurer

HC Capital Trust

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, Pennsylvania 19428

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

of

THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO

THE VALUE EQUITY PORTFOLIO

THE GROWTH EQUITY PORTFOLIO

THE ESG GROWTH PORTFOLIO

(the “Affected Portfolios”)

of

HC CAPITAL TRUST

to be held on February 11, 2020

TO THE SHAREHOLDERS:

Notice is hereby given (the “Notice of Meeting”) that a Special Meeting (the “Special Meeting”) of the shareholders of the Affected Portfolios of the HC Capital Trust (the “Trust”) will be held on Friday, February 11, 2020, at the Trust’s principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, Pennsylvania 19428, at 10:00 am (Eastern time) for the following purposes:

At the Special Meeting, the shareholders of each of the Affected Portfolios will be asked to consider the engagement of additional investment advisory organizations to provide portfolio management services to each of the Portfolios, as follows:

(1)	To approve or disapprove a Portfolio Management Agreement between the Trust and Frontier Capital Management Company, LLC relating to The Institutional Growth Equity Portfolio.

(2)	To approve or disapprove a Portfolio Management Agreement between the Trust and Echo Street Capital Management LLC relating to The Institutional Growth Equity Portfolio.

(3)	To approve or disapprove a Portfolio Management Agreement between the Trust and Wellington Management Company LLP relating to The Institutional Growth Equity Portfolio.

(4)	To approve or disapprove a Portfolio Management Agreement between the Trust and Frontier Capital Management Company, LLC relating to The Value Equity Portfolio.

(5)	To approve or disapprove a Portfolio Management Agreement between the Trust and Echo Street Capital Management LLC relating to The Value Equity Portfolio.

(6)	To approve or disapprove a Portfolio Management Agreement between the Trust and Echo Street Capital Management LLC relating to The Growth Equity Portfolio.

(7)	To approve or disapprove a Portfolio Management Agreement between the Trust and RBC Global Asset Management (UK) Limited relating to The ESG Growth Portfolio.

Shareholders of the Affected Portfolios will also transact such further business as may properly come before the Special Meeting or at any postponement or adjournment(s) thereof. Information concerning the proposals above is provided in the proxy statement attached to this Notice of Meeting.

Shareholders of record of the Affected Portfolios at the close of business on December 13, 2019 (the “Record Date”) are entitled to notice of the Special Meeting and any adjournments thereof. If you do not expect to attend the Special Meeting, please fill in, date, sign and return any enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States (if voting by mail) or vote by telephone or via the Internet in accordance with the instructions on the proxy card. If you attend the Special Meeting, you may vote your shares in person; a vote cast “in person” will revoke a previously submitted proxy card. Please note that if you are a shareholder in more than one of the Affected Portfolios you will receive a proxy card for each Affected Portfolio. Please sign and return each proxy card.

It is important that you return your signed proxy promptly so that a quorum may be ensured.

BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING TO BE HELD ON February 11, 2020

The Notice of Special Meeting of Shareholders and Proxy Statement are available on the Internet at

www.hccapitalsolutions.com.

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, PA 19428

PROXY STATEMENT

This proxy statement (“Proxy Statement”) and the enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the HC Capital Trust (the “Trust”). The matters discussed in this Proxy Statement relate to the four series of the Trust identified in the table below (each an “Affected Portfolio” and collectively, the “Affected Portfolios”).

Proxies so solicited are intended for use at a special meeting of shareholders of the Affected Portfolios or any adjournment(s) of that meeting (the “Special Meeting”). The Special Meeting will be held at 10:00 am (Eastern Time) on Friday, February 11, 2020 at the offices of the Trust located at Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, for the purposes set forth in the accompanying notice (“Notice of Meeting”). Further information about these matters is set forth in this Proxy Statement.

It is anticipated that this Proxy Statement, the accompanying Notice of Meeting and the enclosed proxy card(s) will first be mailed to shareholders on or about January 7, 2020. Only shareholders of record of one or more of the Affected Portfolios on December 13, 2019 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting.

The table below summarizes the proposals (each, a “Proposal”) to be presented at the Special Meeting, and indicates which shareholders will be entitled to vote with respect to each of the Proposals and the number of shares outstanding (“Record Date Shares”) for each Affected Portfolio as of the Record Date:

Summary of Proposal	Affected Portfolio	Record Date Shares for Affected Portfolio
Proposal 1

Approval of a Portfolio Management Agreement between the Trust, on behalf of The Institutional Growth Equity Portfolio, and Frontier Capital Management Company, LLC (“Frontier”).	The Institutional Growth Equity Portfolio	HC Strategic Shares: HC Advisors Shares:

Proposal 2

Approval of a Portfolio Management Agreement between the Trust, on behalf of The Institutional Growth Equity Portfolio, and Echo Street Capital Management LLC (“Echo Street”).	The Institutional Growth Equity Portfolio	HC Strategic Shares: HC Advisors Shares:

Proposal 3

Approval of a Portfolio Management Agreement between the Trust, on behalf of The Institutional Growth Equity Portfolio, and Wellington Management Company LLP (“Wellington”).	The Institutional Growth Equity Portfolio	HC Strategic Shares: HC Advisors Shares:

Proposal 4

Approval of a Portfolio Management Agreement between the Trust, on behalf of The Value Equity Portfolio, and Frontier.	The Value Equity Portfolio	HC Strategic Shares: HC Advisors Shares:

Proposal 5

Approval of a Portfolio Management Agreement between the Trust, on behalf of The Value Equity Portfolio, and Echo Street.	The Value Equity Portfolio	HC Strategic Shares: HC Advisors Shares:

Proposal 6

Approval of a Portfolio Management Agreement between the Trust, on behalf of The Growth Equity Portfolio, and Echo Street.	The Growth Equity Portfolio	HC Strategic Shares: HC Advisors Shares:

Proposal 7

Approval of a Portfolio Management Agreement between the Trust, on behalf of The ESG Growth Portfolio, and RBC Global Asset Management (UK) Limited (“RBC GAM”).	The ESG Growth Portfolio	HC Strategic Shares: HC Advisors Shares:

Each shareholder of record on the Record Date is entitled to one full vote for each full share held and a proportionate fractional vote for each fractional share held as to each Proposal on which such shareholder is entitled to vote. If you are a shareholder of more than one Affected Portfolio, you will receive a proxy card for each such Affected Portfolio. Shareholders must vote each proxy separately as each represents a separate Proposal for that one Affected Portfolio. Shareholders of each of the Affected Portfolios will vote together on the respective Proposals without regard to the class of shares held. If one or more of the Proposed Agreements is not approved by shareholders, none of the Proposed Agreements related to that particular Portfolio will be implemented.

Quorum; Vote Required to Approve Proposals

The presence of the holders of 40% of the shares of an Affected Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to that Affected Portfolio. Approval of each of the Proposals requires the approval of the holders of a “majority of the outstanding voting securities” of the relevant Affected Portfolio. Under the Investment Company Act of 1940, as amended, (the “1940 Act”), this means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the relevant Affected Portfolio’s outstanding voting securities. Persons and groups known by management to beneficially own 5% or more of the Record Date Shares of the Affected Portfolios are listed in this Proxy Statement under the heading “Additional Information.”

If the accompanying proxy is executed properly and returned (if voting by mail) or voted in accordance with the telephone or Internet voting procedures described in the proxy, shares represented by such proxy will be voted at the Special Meeting in accordance with the instructions on the proxy. The Board recommends a vote “FOR” the approval of each Proposal. If a signed proxy card is returned, but no instructions are specified, shares will be voted “FOR” approval of a Proposal, and according to the best judgment of the proxy holders on all other matters. Costs associated with the solicitation of proxies will be borne by the Affected Portfolios. HC Capital Solutions, a separate operating division of Hirtle Callaghan & Co. LLC (the “Adviser”), serves as the primary investment adviser to the Trust. Officers of the Adviser may assist in the solicitation without separate compensation. If the votes required to approve a Proposal are not received, the persons named as proxies on the accompanying proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of an Affected Portfolio’s shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal. A shareholder can revoke a proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated proxy to the Trust.

Copies of the Trust’s Annual Report to Shareholders, dated June 30, 2019 have been previously delivered to shareholders of the Trust. Shareholders of the Trust may obtain additional copies of those reports without charge by writing to the Trust at Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428 or by calling toll free 1-800-242-9596.

INTRODUCTION AND BACKGROUND.

Background. The Trust is a diversified, open-end management investment company. It is designed to operate as a “multi-manager” or “manager of managers” vehicle through which the Adviser and/or its affiliates implement certain asset allocation strategies on behalf of their investment advisory clients. Day-to-day portfolio management services and investment decisions are provided to each of the Trust’s investment portfolios (each, a “Portfolio”) by one or more investment advisory organizations (each, a “Specialist Manager”). The Adviser serves as the Trust’s primary investment adviser for each Portfolio, including the Affected Portfolios. In this capacity, the Adviser is responsible for selecting Specialist Managers that it believes will achieve superior investment records relative to selected benchmarks; implement investment styles that complement those of other Specialist Managers serving the relevant Portfolios and monitor the performance and adherence to stated styles of the Specialist Managers. The Adviser is also responsible for allocating portfolio assets among Specialist Managers and allocations to any Specialist Manager may vary between 0% to 100%, at the discretion of the Adviser. The Trust’s Board is responsible for the overall supervision and management of the business and affairs of the Trust.

Although each of the Specialist Managers is required to adhere to the investment objective, policies and restrictions of the Portfolio served, each firm is also expected to do so in the context of its particular investment management style. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to (a) identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs. bottom-up investment selection processes); (c) monitor Specialist Managers’ performance and adherence to stated styles; and (d) effectively allocate portfolio assets among Specialist Managers.

The Adviser, with the oversight of the Trust’s Board of Trustees, is responsible for continuously monitoring both the overall performance of the Portfolios and the likelihood that continuation of individual Specialist Managers is consistent with the best interests of each Portfolio and the expectations of its shareholders. Similarly, the Adviser is responsible for monitoring other investment advisory organizations and, as an integral part of the Specialist Manager selection process, providing the Board with its recommendations about changes in each Portfolio’s roster of Specialist Managers, in each case with a view to enhancing the ability of the Portfolio to achieve its overall investment objective.

The Board has approved the engagement of each of the proposed Specialist Managers to serve each of the respective Affected Portfolios based on the recommendations of the Adviser.

Shareholder Action

Implementation of each of the proposed new agreements (the “Proposed Agreements”) requires the approval of the shareholders of the relevant Affected Portfolio. Provided shareholder approval is obtained, the Proposed Agreements will become effective as soon as is reasonably practicable following their approval by shareholders. If one or more of the Proposed Agreements is not approved by shareholders, none of the Proposed Agreements related to that particular Portfolio will be implemented. The Affected Portfolio or Affected Portfolios for which the Proposals were rejected will continue to be managed by the current Specialist Managers pursuant to the terms and conditions of the portfolio management agreements then in effect and the Board will meet to determine the best course of action.

Further Information

Information about each of the Affected Portfolios, the Proposed Agreements and a comparison of the current and proposed fee structures is set forth below under Proposals No. 1 through 7; an illustration of the impact that the new fee structures would have had on each Affected Portfolio had they been in effect during the fiscal year ended June 30, 2019, appears in Appendices A-D to this Proxy Statement. Additional information concerning each of Frontier, Echo Street, Wellington and RBC GAM is set forth in a Specialist Managers Guide in Appendix E to this Proxy Statement.

PROPOSALS NO. 1-3:

Approval of new Portfolio Management Agreements between the Trust,

on behalf of The Institutional Growth Equity Portfolio, and each of Frontier, Echo Street and Wellington

At a meeting of the Board held on December 9-10, 2019, the Adviser recommended, and the Board approved, a change in the name, and investment strategies, of The Institutional Growth Equity Portfolio. Currently, The Institutional Growth Equity Portfolio focuses its investments on growth-oriented equity securities issued by large and mid-capitalization domestic issuers. Effective as of February 10, 2020, The Institutional Growth Equity Portfolio will broaden its strategies to include the full range of domestic equity securities and the name of the Portfolio will change to The Institutional U.S. Equity Portfolio.

The Adviser has further recommended that Frontier, Echo Street and Wellington be contracted to provide additional portfolio management services to The Institutional Growth Equity Portfolio in light of its new, broader, investment mandate.

Frontier has been a Specialist Manager for two other Portfolios of the Trust, The Small Capitalization – Mid Capitalization Equity Portfolio and The Institutional Small Capitalization – Mid Capitalization Equity Portfolio, since each of their respective inceptions. Frontier has been proposed to manage a portion of The Institutional Growth Equity Portfolio’s assets dedicated to the equity securities of domestic small and mid-capitalization issuers. Frontier seeks long-term capital appreciation by employing a Growth-At-A-Reasonable-Price approach to identify, in its view, the best risk/reward investment ideas in the U.S. small and mid-capitalization equity universe. Frontier purchases companies that it believes have above-average earnings growth potential and are available at reasonable valuations. Frontier’s philosophy combines rigorous bottom-up fundamental analysis with a proven investment process.

Echo Street is a Specialist Manager that is new to HC Capital Trust, but which has an ongoing working relationship with the Adviser. Echo Street invests in a universe of companies chosen for the consistency and durability of the earnings streams and their ability to compound shareholder value at higher-than-average rates. The Echo Street strategy is not limited by market capitalization.

Wellington has been a Specialist Manager for two other Portfolios of the Trust, The Real Estate Securities Portfolio and The Commodity Returns Strategy Portfolio, since each of their respective inceptions. Wellington has been proposed to manage a portion of The Institutional Growth Equity Portfolio’s assets dedicated to real estate related securities. Wellington’s investment approach seeks to add value through independent, bottom-up, fundamental research, security selection, while sector weights and geographic diversification are influenced by a top-down analysis of the real estate market.

At the meeting of the Board held on December 9-10, 2019, the Board approved each of Frontier, Echo Street and Wellington as an additional Specialist Manager for The Institutional Growth Equity Portfolio and also approved the terms of the related Proposed Agreements relating to The Institutional Growth Equity Portfolio. The terms of the Proposed Agreement with Frontier are identical to the terms of the Portfolio Management Agreements currently in effect between the Trust and Frontier with respect to The Small Capitalization – Mid Capitalization Equity Portfolio and The Institutional Small Capitalization – Mid Capitalization Equity Portfolio. The terms of the Proposed Agreement with Echo Street are substantially similar to, other than with respect to fees, the Portfolio Management Agreements currently in effect for other Specialist Managers currently serving The Institutional Growth Equity Portfolio. The terms of the Proposed Agreement with Wellington are identical to the terms of the Portfolio Management Agreement currently in effect between the Trust and Wellington with respect to The Real Estate Securities Portfolio.

The Proposed Agreements will become effective as soon as reasonably practicable following the Special Meeting. None of the Proposed Agreements related to The Institutional Growth Equity Portfolio will be entered into unless all three of such Proposed Agreements are approved by shareholders. In the event that any of the Proposed Agreements are not approved by The Institutional Growth Equity Portfolio’s shareholders, the current Specialist Managers will continue to manage the Portfolio. Once implemented, each of the Proposed Agreements will remain in effect in accordance with its respective terms for two years, and will continue in effect from year to year thereafter so long as it is approved annually by the Trust’s Board. The total percentage of The Institutional Growth Equity Portfolio to be managed by each of Frontier, Echo Street and Wellington would be determined by the Adviser to achieve the desired total portfolio diversification and reward-risk characteristics.

Additional information about the basis upon which the Board based its approval of the respective Proposed Agreements is set forth below. Information about Frontier, Echo Street and Wellington is set forth in the Specialist Managers Guide in Appendix E, below. Information about The Institutional Growth Equity Portfolio and the terms and conditions of the Proposed Agreements, including a comparison of the current and proposed fee structures is also set forth below. A copy of the form of the Proposed Agreement with Frontier appears as Exhibit 1 to this Proxy Statement, a copy of the form of the Proposed Agreement with Echo Street appears as Exhibit 2 to this Proxy Statement and a copy of the form of the Proposed Agreement with Wellington appears as Exhibit 3 to this Proxy Statement. Finally, an illustration of the impact that the new fee structures would have had on The Institutional Growth Equity Portfolio had they been in effect during the fiscal year ended June 30, 2019, appears in Appendix A to this Proxy Statement.

The fees payable to each of Frontier, Echo Street and Wellington under the respective Proposed Agreements will be higher than any of the fees currently payable to any of the current Specialist Managers serving The Institutional Growth Equity Portfolio. The fees in the Proposed Agreements reflect the specific services that each of Frontier, Echo Street and Wellington will provide to The Institutional Growth Equity Portfolio. It is anticipated that the overall management fees paid by The Institutional Growth Equity Portfolio will increase with the addition of Frontier, Echo Street and Wellington, although the exact level of such increase will depend on the allocation of assets amongst the various Specialist Managers.

THE BOARD RECOMMENDS THAT:

SHAREHOLDERS OF THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO

VOTE “FOR” PROPOSALS NO. 1, 2 & 3

PROPOSALS NO. 4 & 5:

Approval of new Portfolio Management Agreements between the Trust,

on behalf of The Value Equity Portfolio, and each of Frontier and Echo Street

At a meeting of the Board held on December 9-10, 2019, the Adviser recommended that Frontier and Echo Street be contracted to provide additional portfolio management services to The Value Equity Portfolio in order to expand the capability of The Value Equity Portfolio to capture the full scope of domestic value equity securities.

Frontier has been a Specialist Manager for two other Portfolios of the Trust, The Small Capitalization – Mid Capitalization Equity Portfolio and The Institutional Small Capitalization – Mid Capitalization Equity Portfolio, since each of their respective inceptions. Frontier has been proposed to manage a portion of The Value Equity Portfolio’s assets dedicated to the equity securities of domestic small and mid-capitalization issuers. Frontier seeks long-term capital appreciation by employing a Growth-At-A-Reasonable-Price approach to identify, in its view, the best risk/reward investment ideas in the U.S. small and mid-capitalization equity universe. Frontier purchases companies that it believes have above-average earnings growth potential and are available at reasonable valuations. Frontier’s philosophy combines rigorous bottom-up fundamental analysis with a proven investment process.

Echo Street is a Specialist Manager that is new to HC Capital Trust, but which has an ongoing working relationship with the Adviser. Echo Street invests in a universe of companies chosen for the consistency and durability of the earnings streams and their ability to compound shareholder value at higher-than-average rates. The Echo Street strategy is not limited by market capitalization.

At the meeting of the Board held on December 9-10, 2019, the Board approved each of Frontier and Echo Street as an additional Specialist Manager for The Value Equity Portfolio and also approved the terms of the related Proposed Agreements relating to The Value Equity Portfolio. The terms of the Proposed Agreement with Frontier are identical to the terms of the Portfolio Management Agreements currently in effect between the Trust and Frontier with respect to The Small Capitalization – Mid Capitalization Equity Portfolio and The Institutional Small Capitalization – Mid Capitalization Equity Portfolio. The terms of the Proposed Agreement with Echo Street are substantially similar, other than with respect to fees, to the Portfolio Management Agreements currently in effect for other Specialist Managers currently serving The Value Equity Portfolio.

The Proposed Agreements will become effective as soon as reasonably practicable following the Special Meeting. Neither of the Proposed Agreements related to The Value Equity Portfolio will be entered into unless both of such Proposed Agreements are approved by shareholders. In the event that either of the Proposed Agreements is not approved by The Value Equity Portfolio’s shareholders, the current Specialist Managers will continue to manage the Portfolio. Once implemented, each of the Proposed Agreements will remain in effect in accordance with its respective terms for two years, and will continue in effect from year to year thereafter so long as it is approved annually by the Trust’s Board. The total percentage of The Value Equity Portfolio to be managed by each of Frontier and Echo Street would be determined by the Adviser to achieve the desired total portfolio diversification and reward-risk characteristics.

Additional information about the basis upon which the Board based its approval of the respective Proposed Agreements is set forth below. Information about Frontier and Echo Street is set forth in the Specialist Managers Guide in Appendix E, below. Information about The Value Equity Portfolio and the terms and conditions of the Proposed Agreements, including a comparison of the current and proposed fee structures is also set forth below. A copy of the form of the Proposed Agreement with Frontier appears as Exhibit 1 to this Proxy Statement and a copy of the form of the Proposed Agreement with Echo Street appears as Exhibit 2 to this Proxy Statement. Finally, an illustration of the impact that the new fee structures would have had on The Value Equity Portfolio had they been in effect during the fiscal year ended June 30, 2019, appears in Appendix B to this Proxy Statement.

The fees payable to each of Frontier and Echo Street under the respective Proposed Agreements will be higher than any of the fees currently payable to any of the current Specialist Managers serving The Value Equity Portfolio. The fees in the Proposed Agreements reflect the specific services that each of Frontier and Echo Street will provide to The Value Equity Portfolio. It is anticipated that the overall management fees paid by The Value Equity Portfolio will increase with the addition of Frontier and Echo Street, although the exact level of such increase will depend on the allocation of assets amongst the various Specialist Managers.

THE BOARD RECOMMENDS THAT:

SHAREHOLDERS OF THE VALUE EQUITY PORTFOLIO

VOTE “FOR” PROPOSALS NO. 4 & 5

PROPOSAL NO. 6:

Approval of a new Portfolio Management Agreement between the Trust,

on behalf of The Growth Equity Portfolio, and Echo Street

At a meeting of the Board held on December 9-10, 2019, the Adviser recommended that Echo Street be contracted to provide additional portfolio management services to The Growth Equity Portfolio in order to expand the capability of The Growth Equity Portfolio to capture the full scope of domestic growth equity securities.

Echo Street is a Specialist Manager that is new to HC Capital Trust, but which has an ongoing working relationship with the Adviser. Echo Street invests in a universe of companies chosen for the consistency and durability of the earnings streams and their ability to compound shareholder value at higher-than-average rates. The Echo Street strategy is not limited by market capitalization.

At the meeting of the Board held on December 9-10, 2019, the Board approved Echo Street as an additional Specialist Manager for The Growth Equity Portfolio and also approved the terms of the related Proposed Agreement relating to The Growth Equity Portfolio. The terms of the Proposed Agreement with Echo Street are substantially similar, other than with respect to fees, to the Portfolio Management Agreements currently in effect for other Specialist Managers currently serving The Growth Equity Portfolio.

The Proposed Agreement will become effective as soon as reasonably practicable following the Special Meeting. In the event that the Proposed Agreement is not approved by The Growth Equity Portfolio’s shareholders, the current Specialist Managers will continue to manage the Portfolio. Once implemented, the Proposed Agreement will remain in effect in accordance with its terms for two years, and will continue in effect from year to year thereafter so long as it is approved annually by the Trust’s Board. The total percentage of The Growth Equity Portfolio to be managed by Echo Street would be determined by the Adviser to achieve the desired total portfolio diversification and reward-risk characteristics.

Additional information about the basis upon which the Board based its approval of the Proposed Agreement is set forth below. Information about Echo Street is set forth in the Specialist Managers Guide in Appendix E, below. Information about The Growth Equity Portfolio and the terms and conditions of the Proposed Agreement, including a comparison of the current and proposed fee structures is also set forth below. A copy of the form of the Proposed Agreement with Echo Street appears as Exhibit 2 to this Proxy Statement. Finally, an illustration of the impact that the new fee structure would have had on The Growth Equity Portfolio had it been in effect during the fiscal year ended June 30, 2019, appears in Appendix C to this Proxy Statement.

The fees payable to Echo Street under the Proposed Agreement will be higher than any of the fees currently payable to any of the current Specialist Managers serving The Growth Equity Portfolio. The fees in the Proposed Agreement reflect the specific services that Echo Street will provide to The Growth Equity Portfolio. It is anticipated that the overall management fees paid by The Growth Equity Portfolio will increase with the addition of Echo Street, although the exact level of such increase will depend on the allocation of assets amongst the various Specialist Managers.

THE BOARD RECOMMENDS THAT:

SHAREHOLDERS OF THE VALUE EQUITY PORTFOLIO

VOTE “FOR” PROPOSAL NO. 6

PROPOSAL NO. 7:

Approval of a new Portfolio Management Agreement between the Trust,

on behalf of The ESG Growth Portfolio, and RBC GAM

At a meeting of the Board held on December 9-10, 2019, the Adviser recommended, and the Board approved, the addition of RBC GAM as a Specialist Manager for The ESG Growth Portfolio.

RBC GAM has been a Specialist Manager for one other Portfolio of the Trust, The Emerging Markets Portfolio, since July 2016.

The Specialist Managers currently managing equity investments for The ESG Growth Portfolio use passive investment strategies. RBC GAM has been proposed to manage a more actively managed global equity portion of The ESG Growth Portfolio’s assets. RBC GAM has extensive experience in applying ESG factors as part of its investment strategies. RBC GAM’s investment approach in managing assets for the ESG Growth Portfolio will be to invest in companies with strong competitive dynamics. Each holding has to have what RBC GAM deems to be a winning business model, an opportunity to take market share, growing end markets, and strong management and ESG practices. RBC GAM makes its own ESG conclusions based on its engagement and due diligence undertaken with management. RBC GAM looks at the material ESG factors for each company.

The terms of the Proposed Agreement with RBC GAM are substantially similar to the terms of the Portfolio Management Agreements currently in effect between the Trust and the other Specialist Managers currently managing The ESG Growth Portfolio, although the fees payable to RBC GAM under the Proposed Agreement will be higher than any of the fees currently payable to any of those current Specialist Managers.

The Proposed Agreement will become effective as soon as reasonably practicable following the Special Meeting. In the event that the Proposed Agreement is not approved by The ESG Growth Portfolio’s shareholders, the current Specialist Managers will continue to manage the Portfolio. Once implemented, the Proposed Agreement will remain in effect in accordance with its terms for two years, and will continue in effect from year to year thereafter so long as it is approved annually by the Trust’s Board. The total percentage of The ESG Growth Portfolio to be managed by RBC GAM would be determined by the Adviser to achieve the desired total portfolio diversification and reward-risk characteristics.

Additional information about the basis upon which the Board based its approval of the Proposed Agreement is set forth below. Information about RBC GAM is set forth in the Specialist Managers Guide in Appendix E, below. Information about each of the Affected Portfolios and the terms and conditions of the Proposed Agreement, including a comparison of the current and proposed fee structures is also set forth below. A copy of the form of the Proposed Agreement with RBC GAM appears as Exhibit 4 to this Proxy Statement. Finally, an illustration of the impact that the new fee structure would have had on The ESG Growth Portfolio had it been in effect during the fiscal year ended June 30, 2019, appears in Appendix D to this Proxy Statement.

As noted above, the fees payable to RBC GAM under the Proposed Agreement will be higher than any of the fees currently payable to any of the current Specialist Managers serving The ESG Growth Portfolio. The fees in the Proposed Agreement reflect the specific services that RBC GAM will provide to The ESG Growth Portfolio. It is anticipated that the overall management fees paid by The ESG Growth Portfolio will increase with the addition of RBC GAM, although the exact level of such increase will depend on the allocation of assets amongst the various Specialist Managers.

THE BOARD RECOMMENDS THAT:

SHAREHOLDERS OF THE ESG GROWTH PORTFOLIO

VOTE “FOR” PROPOSAL NO. 7

Factors Considered by the Board in Approving the Proposals.

At its regular meeting held on December 9-10, 2019, the Board, including a majority of the Independent Trustees, considered and approved each of the Proposed Agreements subject to the approval of the shareholders of the respective Affected Portfolios. In connection with its deliberations, the Board reviewed and considered information provided by each of Frontier, Echo Street, Wellington and RBC GAM (together, the “Proposed Managers”) at the meeting and throughout the year at meetings of the Board. The Board also reviewed and considered information provided in response to a set of requests for information submitted to each Proposed Manager by the Independent Trustees in connection with their consideration of the Proposed Agreements. The Board reviewed and considered information about each Proposed Manager’s business operations, financial position, costs and/or profitability, other accounts and related information.

In concluding that approval of each of the Proposed Agreements was in the best interests of each of the respective Affected Portfolios and consistent with the expectations of its shareholders, the Board gave substantial weight to the Adviser’s assessment of the structure of each Affected Portfolio, the role of the various Specialist Managers currently serving each Affected Portfolio, and the potential benefits of engaging each of the Proposed Managers to manage a portion of each of the respective Affected Portfolios’ assets.

The Board also considered information provided to it by the Adviser and each of the Proposed Managers with respect to the nature and quality of the services expected to be provided by each of the Proposed Managers, each Proposed Manager’s performance record in managing investment accounts similar to the respective Affected Portfolios, each Proposed Manager’s commitment to maintaining a consistent investment strategy, the size and depth of each organization and other factors. The Board also considered the specific terms of each Proposed Agreement including fees payable to each of the Proposed Managers.

The information received from the Adviser included the Adviser’s overall evaluation of each of the Proposed Managers, the investment style that the Adviser expects each Proposed Manager to bring to its assignment, the Adviser’s expectations for each Affected Portfolio and the types of circumstances that may lead the Adviser to recommend changes in the level of assets allocated to the strategy assigned to each of the Proposed Managers.

In summary, the Board concluded that the implementation of each of the Proposed Agreements would be in the best interests of the Trust and the shareholders of each respective Affected Portfolio. During the course of its deliberations, and as indicated above, the Board considered recommendations made by the Adviser as well as information provided to it relating to each Proposed Manager’s management style and past performance record. Specifically, in considering the nature and quality (including performance) of the services expected to be provided by each Proposed Manager, the Board considered information provided by the Adviser and each Proposed Manager with respect to each Proposed Manager’s commitment to implementing a consistent investment program, the performance achieved for other clients (including mutual funds, when applicable) in the past, and information relating to its compliance programs and back office systems. The Board further considered information with respect to the experience and professional backgrounds of the members of the proposed portfolio management teams. In concluding that the services expected to be provided by each Proposed Manager were reasonably likely to benefit each respective Affected Portfolio, the Board did not rely upon any single factor, but gave substantial weight to the Adviser’s recommendations and its view with respect to the ability of each Proposed Manager to carry out the investment policies of each respective Affected Portfolio and to implement its investment strategies.

The Board also determined that the rate at which each Proposed Manager would be compensated for its services under the Proposed Agreements was reasonable. During the course of its deliberations, the Board was provided with publicly available information assembled by a third-party service provider about the performance and fee structures of funds similar to the Affected Portfolios managed by other investment advisers (the “peer group”) and with information from each Proposed Manager regarding the fee structures of its similarly-managed accounts. While the Board found the information presented useful as an indication of the range of fees and services in the peer groups and among similarly-managed accounts of each Proposed Manager, the Board did not specifically rely upon such comparisons, but based its findings primarily on the specific facts and circumstances of each Affected Portfolio and of the Trust as a whole and the fact that the rate at which each Proposed Manager is to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser. The Board was aware of the fact that implementing the proposed engagements could result in an increase in the overall advisory fees paid by each of the Affected Portfolios at certain asset levels, but balanced such possible increases against the advantage to each Affected Portfolio expected to be achieved by virtue of access to the various investment strategies to be employed by each Proposed Manager. The Board also recognized that the overall levels of advisory fees and expenses experienced by each Affected Portfolio depend upon the manner in which the assets of such Affected Portfolio are allocated among the various Specialist Managers by the Adviser.

In concluding that the engagement of each Proposed Manager would be appropriate and, further, that approval of each of the Proposed Agreements was in the best interests of shareholders of each respective Affected Portfolio, the Board considered it of importance that, like all of the portfolios of the Trust, the Affected Portfolios are designed primarily to serve as vehicles through which the Adviser implements asset allocation strategies on behalf of investment advisory clients of the Adviser and its affiliates and that shares of the Affected Portfolios are generally available only to such clients. The Board also had before it information to the effect that each of the Proposed Managers would be responsible only for the day-to-day investment decisions for that portion of the assets of the Affected Portfolio allocated to it. Moreover, the Board was informed that none of the Proposed Managers would participate in the administration of any of the respective Affected Portfolios or the distribution of their shares and would receive limited, if any, benefit from their association with the Affected Portfolios or the Trust other than investment advisory fees received. The Board reviewed the portfolio management services expected to be provided by each of the Proposed Managers, referencing the expected investment styles to be employed, the experience of the personnel expected to be assigned to each Affected Portfolio and the past performance of the organizations including, as applicable, peer group comparisons and comparisons with each Proposed Manager’s other similarly-managed accounts.

Information About the Proposed Agreements.

Each of the Proposed Agreements requires the named service provider to: (i) provide a continuous investment program for that portion of the respective Affected Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the Investment Company Act. Each Proposed Agreement also provides: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the Investment Company Act. Under the terms of the Proposed Agreements, each Affected Portfolio will pay the respective Proposed Managers a fee to be calculated as follows:

The Institutional Growth Equity Portfolio

Frontier

Frontier will receive a fee based on the average daily net asset value of that portion of the Institutional Growth Equity Portfolio’s assets managed by it, at an annual rate of 0.45% on the first $90 million of the Combined Assets (as defined below), and 0.75% for all assets allocated to it in excess of $90 million of such Combined Assets.

With respect to the Frontier Proposed Agreement, the term “Combined Assets” means the sum of the net assets of that portion of each of the Institutional Growth Equity, Value Equity, Institutional Small Capitalization - Mid Capitalization Equity Portfolios and Small Capitalization - Mid Capitalization Equity Portfolios allocated to Frontier from time-to-time along with the net assets of each of those separately managed accounts advised by Hirtle Callaghan & Co. LLC for which Frontier provides day-to-day portfolio management services.

Echo Street

Echo Street will receive a fee based on the average daily net asset value of that portion of The Institutional Growth Equity Portfolio’s assets managed by it, at the annual rate of 0.75% of the first $50 million of Combined Assets; 0.60% of the next $50 million of Combined Assets; 0.50% of the next $100 million of Combined Assets and 0.45% of Combined Assets in excess of $200 million.

With respect to the Echo Street Proposed Agreement, the term “Combined Assets” means the sum of the net assets of that portion of each of the Institutional Growth Equity, Value Equity and Growth Equity Portfolios allocated to Echo Street from time-to-time.

Wellington

Wellington will receive a fee based on the average daily net asset value of that portion of The Institutional Growth Equity Portfolio’s assets managed by it, at the annual rate of 0.75% of the average daily net assets on the first $50 million of the Combined Assets allocated to Wellington and 0.65% on assets over $50 million of Combined Assets.

With respect to the Wellington Proposed Agreement, the term “Combined Assets” means the sum of the net assets of The Institutional Growth Equity Portfolio and The Real Estate Portfolio allocated to Wellington and the net assets for clients of the Adviser managed by Wellington within the same strategy.

The Value Equity Portfolio

Frontier

Frontier will receive a fee based on the average daily net asset value of that portion of The Value Equity Portfolio’s assets managed by it, at an annual rate of 0.45% on the first $90 million of the Combined Assets (as defined below), and 0.75% for all assets allocated to it in excess of $90 million of such Combined Assets.

With respect to the Frontier Proposed Agreement, the term “Combined Assets” means the sum of the net assets of that portion of each of the Institutional Growth Equity, Value Equity, Institutional Small Capitalization - Mid Capitalization Equity and Small Capitalization - Mid Capitalization Equity Portfolios allocated to Frontier from time-to-time along with the net assets of each of those separately managed accounts advised by Hirtle Callaghan & Co. LLC for which Frontier provides day-to-day portfolio management services.

Echo Street

Echo Street will receive a fee based on the average daily net asset value of that portion of The Value Equity Portfolio’s assets managed by it, at the annual rate of 0.75% of the first $50 million of Combined Assets; 0.60% of the next $50 million of Combined Assets; 0.50% of the next $100 million of Combined Assets and 0.45% of Combined Assets in excess of $200 million.

With respect to the Echo Street Proposed Agreement, the term “Combined Assets” means the sum of the net assets of that portion of each of the Institutional Growth Equity, Value Equity and Growth Equity Portfolios allocated to Echo Street from time-to-time.

The Growth Equity Portfolio

Echo Street

Echo Street will receive a fee based on the average daily net asset value of that portion of The Growth Equity Portfolio’s assets managed by it, at the annual rate of 0.75% of the first $50 million of Combined Assets; 0.60% of the next $50 million of Combined Assets; 0.50% of the next $100 million of Combined Assets and 0.45% of Combined Assets in excess of $200 million.

With respect to the Echo Street Proposed Agreement, the term “Combined Assets” means the sum of the net assets of that portion of each of the Institutional Growth Equity, Value Equity and Growth Equity Portfolios allocated to Echo Street from time-to-time.

The ESG Growth Portfolio

RBC GAM	RBC GAM will receive a fee based on the average daily net asset value of that portion of The ESG Growth Portfolio’s assets managed by it, at the annual rate of 0.55% the first $50 million of the average daily net assets of The ESG Growth Portfolio; 0.50% of the next $50 million; and 0.45% of the average daily net assets in excess of $100 million.

For more information on the fees and expenses of the Affected Portfolios, see the pro-forma fee and expense tables in Appendices A-D.

With respect to duration and termination, each Proposed Agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective. Each Proposed Agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board or the vote of the holders of a majority of the respective Affected Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

If each Proposal is approved, the Proposed Agreements will become effective as soon as reasonably practicable following the Special Meeting. In the event that a Proposed Agreement is not approved by an Affected Portfolio’s shareholders, the current Specialist Managers will continue to manage that Affected Portfolio and that particular Affected Portfolio will not enter into any of the other Proposed Agreements.

OTHER MATTERS.

No business other than as set forth herein is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Special Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment and in the interests of the applicable Affected Portfolio.

VOTES REQUIRED FOR APPROVAL OF MATTERS AT THE SPECIAL MEETING.

The presence of the holders of 40% of the shares of an Affected Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to that Affected Portfolio. Approval of each Proposal requires the approval of the holders of a “majority of the outstanding voting securities” of that Affected Portfolio. Under the 1940 Act, this term means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Affected Portfolio’s outstanding voting securities.

A properly executed and returned proxy, or a proxy voted in accordance with the telephone or Internet voting procedures described in the proxy, marked with an abstention will be considered present at the Special Meeting of shareholders for the purpose of determining the existence of a quorum. If any proxy received by the Trust that withholds authority to vote represents a “broker non-vote,” shares represented by such proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting of shareholders and will not be deemed “votes cast” with respect to any matter with respect to which authority to vote is withheld. Abstentions and broker non-votes will thus not constitute a vote “for” or “against” any matter, but will have the same effect as a negative vote with respect to matters that require the approval of a requisite percentage of the outstanding shares of the applicable Affected Portfolio. As used in this Proxy Statement, “broker non-vote” means a proxy, executed, or otherwise voted by telephone or Internet in accordance with the proxy, by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

ADDITIONAL INFORMATION.

Management of the Trust.

Information about HC Capital Solutions. Under the terms of two separate discretionary investment advisory agreements (the “HC Agreements”) with the Trust, the Adviser continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Each of the HC Agreements also authorizes the Adviser to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time. In addition, the HC Agreements provide that the Adviser will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. For its services under the HC Agreements, the Adviser is entitled to receive an annual fee of 0.05% of each Affected Portfolio’s average net assets. For the fiscal year ended June 30, 2019, the Adviser received advisory fees from The Institutional Growth Equity Portfolio in the amount of $643,000, advisory fees from The Value Equity Portfolio of $290,000, advisory fees from The Growth Equity Portfolio of $396,000 and advisory fees from The ESG Growth Portfolio in the amount of $76,000.

The Adviser is a division of Hirtle, Callaghan & Co. LLC, and wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by Jonathan J. Hirtle. The Adviser’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, 5th floor, West Conshohocken, PA 19428. Geoffrey A. Trzepacz, Chief Operating Officer of Hirtle, Callaghan & Co., LLC, serves as President of the Trust. The current HC Agreements were last approved by the Trust’s Board (including a majority of the Trust’s Independent Trustees) at a meeting of the Board held on March 26, 2019 and were last approved by shareholders of the Affected Portfolios on December 27, 2006 (The Value Equity and Growth Equity Portfolios), August 8, 2008 (The Institutional Growth Equity Portfolio) and July 13, 2015 (The ESG Growth Portfolio).

Information about the Other Specialist Managers.

The Institutional Growth Equity Portfolio

The Institutional Growth Equity Portfolio is currently managed by five Specialist Managers: Cadence Capital Management LLC (“Cadence”), Jennison Associates LLC (“Jennison”), Mellon Investments Corporation (“Mellon”), Parametric Portfolio Associates LLC (“Parametric”) and Pacific Investment Management Company LLC (“PIMCO”).

Cadence’s principal offices are located at 265 Franklin Street, Boston, MA 02110. Jennison’s principal offices are located at 466 Lexington Avenue, New York, NY 10017. Mellon’s principal offices are located at BNY Mellon Center, One Boston Place, Boston, MA 02108. Parametric’s principal offices are located at 800 Fifth Ave, Suite 2800, Seattle, WA 98104. PIMCO’s principal offices are located at 650 Newport Center Drive, Newport Beach, CA 92660.

Each of these Specialist Managers is compensated according to its own fee schedule, including in some cases a single Specialist Manager earning different fees for different strategies, as follows:

Cadence

Cadence receives a fee from the Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.065% so long as the aggregate assets allocated to Cadence for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.075%.

During the fiscal year ended June 30, 2019, Cadence was not allocated any assets of the Portfolio.

Jennison

Jennison is entitled to receive an annual fee of no more than 0.30% of average daily net assets of that portion of the Portfolio allocated to Jennison (the “Jennison Account”). While the rate at which Jennison’s fee for managing the Portfolio will not exceed 0.30%, the fee may decrease based on the aggregate market value of the Jennison Account, the assets Jennison manages for The Growth Equity Portfolio and certain other assets managed by Jennison (which may pay fees exceeding 0.30%) for the benefit of certain investors who are clients of the Adviser at the following annual rates: 0.75% on the first $10 million; 0.50% on the next $30 million; 0.35% on the next $25 million; 0.25% on the next $335 million; 0.22% on the next $600 million; 0.20% on the next $4 billion; and 0.25% on the balance.

During the fiscal year ended June 30, 2019, Jennison received a fee of 0.27% of the average daily net assets of that portion of the Portfolio allocated to the Jennison Account.

Mellon	So long as the aggregate assets allocated to Mellon (“Combined Mellon Assets” as defined below) exceed $2 billion, Mellon receives a fee from the Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.04% of assets committed to Mellon’s Index Strategy, 0.065% of the assets committed to Mellon’s Factor Strategy and 0.08% of the assets committed to Mellon’s U.S. MultiFactor Strategy. If the Combined Mellon Assets fall below $2 billion, these fees will be calculated at an annual rate of 0.065% of assets committed to Mellon’s Index Strategy, 0.075% of the assets committed to Mellon’s Factor Strategy and 0.10% of the assets committed to Mellon’s U.S. MultiFactor Strategy.

The term “Combined Mellon Assets” means the sum of: (a) the net assets of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Institutional Small Capitalization-Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio of the Trust (collectively, the “Trust Portfolios”) managed by Mellon; and (b) the net assets of each other investment advisory account for which HC Capital Solutions or one of its affiliates serves as investment adviser and for which Mellon provides portfolio management services using the strategies employed in the Trust Portfolios.

During the fiscal year ended June 30, 2019, Mellon received a fee of 0.04% of assets allocated to the Portfolio’s Index Strategy and 0.065% of assets allocated to the Portfolio’s Factor Strategy. No assets were allocated to the U.S. MultiFactor Strategy.

Parametric

For its services to the Portfolio related to its Liquidity Strategy, Parametric receives a fee from the Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.15% of the first $50 million of the Combined Liquidity Assets (as defined below) committed to its Liquidity Strategy; 0.10% of the next $100 million of the Combined Liquidity Assets and 0.05% on Combined Liquidity Assets over $150 million. The term “Combined Liquidity Assets” means the sum of the net assets of that portion of each of several Trust Portfolios allocated to Parametric from time-to-time in their Liquidity Strategy. Parametric is also entitled to receive a flat fee of $10,000 per year per Portfolio, provided that 1/12 of such fee related to the Portfolio will be waived with respect to each calendar month during which no assets of the Portfolio were allocated to Parametric for investment in their Liquidity Strategy. During the fiscal year ended June 30, 2019, Parametric received a fee of 0.08% of the average daily net assets for the portion of the Portfolio allocated to the Liquidity Strategy.

For its services to the Portfolio related to its Defensive Equity Strategy, Parametric receives a fee from the Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.35% of the first $50 million of the Combined Defensive Assets committed to the Defensive Equity Strategy and 0.25% on Combined Defensive Assets over $50 million. Combined Defensive Assets means the sum of the net assets of that portion of each of several Trust Portfolios allocated to Parametric from time-to-time for investment using the Defensive Equity Strategy. During the fiscal year ended June 30, 2019, Parametric was not allocated assets of the Portfolio with respect to the Defensive Equity Strategy.

For its services to the Portfolio related to its Targeted Strategy, Parametric receives a fee from the Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.05% of the Targeted Strategy Assets (as defined below) committed to Parametric’s Targeted Strategy. The term “Targeted Strategy Assets” means the sum of the net assets of that portion of each of several Trust Portfolios allocated to Parametric from time-to-time in their Targeted Strategy. Parametric is also entitled to receive a flat fee of $5,000 per year, provided that such fee will be waived with respect to each calendar year during which no Portfolio assets were allocated to the Targeted Strategy Assets. During the fiscal year ended June 30, 2019, Parametric received a fee of 0.26% of the average daily net assets for the portion of the Portfolio allocated to the Targeted Strategy.

PIMCO	For its services to the Portfolio related to its Enhanced Index Strategy, PIMCO receives an annual fee of 0.25% of that portion of the Portfolio’s assets allocated to PIMCO from time to time. During the fiscal year ended June 30, 2019, PIMCO was not allocated assets to its enhanced index strategy. For its services to the Portfolio with respect to its RAFI US Multifactor Strategy, PIMCO receives an annual fee from the Portfolio at the annual rate of 0.175% of the first $600 million of the Combined RAFI US Multifactor Strategy Assets (as defined below); 0.15% on the next $700 million of Combined RAFI US Multifactor Strategy Assets; and 0.125% on Combined RAFI US Multifactor Strategy Assets over $1.3 billion. Should these aggregate assets not reach or fall below $600 million, PIMCO’s fee will be calculated at an annual rate of 0.20%; however, for the twelve month period ended December 19, 2019, this fee for the minimum asset requirement was voluntarily waived to 0.175% of the Portfolio’s average daily net assets of the account. The term “Combined RAFI US Multifactor Strategy Assets” means the sum of the net assets of that portion of each of several Trust Portfolios allocated to PIMCO’s RAFI US Multifactor Strategy from time-to-time. During the fiscal year ended June 30, 2019, no assets were allocated to the RAFI US Multifactor Strategy.

The Value Equity Portfolio

The Value Equity Portfolio is currently managed by three Specialist Managers: Cadence, Mellon and Parametric.

Each of these Specialist Managers is compensated according to fee schedules identical to those set forth above with respect to The Institutional Growth Equity Portfolio except that Parametric manages an additional strategy for The Value Equity Portfolio for which it receives the following fee: For its services to the Portfolio related to its Tax-Managed Custom Core Strategy, Parametric receives a fee from the Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.10% of the first $250 million of the Combined Tax-Managed Custom Core Assets (as defined below) committed to Parametric’s Tax-Managed Custom Core Strategy; 0.09% of the next $250 million of the Combined Tax-Managed Custom Core Assets; 0.08% of the next $500 million of the Combined Tax-Managed Custom Core Assets; and 0.07% on Combined Tax-Managed Assets over $1 billion. The term “Combined Tax-Managed Custom Core Assets” means the sum of the net assets of that portion of several Trust Portfolios allocated to Parametric from time-to-time in their Tax-Managed Custom Core Strategy. During the fiscal year ended June 30, 2019, Parametric received a fee of 0.09% of the average daily net assets of that portion of the Portfolio allocated to the Tax-Managed Custom Core Strategy.

During the fiscal year ended June 30, 2019, Cadence received a fee of 0.07% of the average daily net assets for the portion of the Portfolio allocated to it, Parametric received a fee of 0.15% of the average daily net assets for the portion of the Portfolio allocated to the Liquidity Strategy and Parametric received a fee of 0.09% of the average daily net assets for the portion of the Portfolio allocated to the Tax-Managed Custom Core Strategy. No assets were allocated during the fiscal year to any of the other strategies managed by these Specialist Managers.

The Growth Equity Portfolio

The Growth Equity Portfolio is currently managed by four Specialist Managers: Cadence, Jennison, Mellon and Parametric.

Each of these Specialist Managers is compensated according to fee schedules identical to those set forth above with respect to The Institutional Growth Equity Portfolio and The Value Equity Portfolio.

During the fiscal year ended June 30, 2019, Jennison received a fee of 0.27% of the average daily net assets for the portion of the Portfolio allocated to it, Mellon received a fee of 0.065% of assets allocated to the Portfolio’s Factor Strategy, Parametric received a fee of 0.15% of the average daily net assets for the portion of the Portfolio allocated to the Liquidity Strategy and Parametric received a fee of 0.09% of the average daily net assets for the portion of the Portfolio allocated to the Tax-Managed Custom Core Strategy. No assets were allocated during the fiscal year to any of the other strategies managed by these Specialist Managers.

The ESG Growth Portfolio

The ESG Growth Portfolio is currently managed by three Specialist Managers: Agincourt Capital Management, LLC (“Agincourt”), Mellon and Parametric.

Agincourt’s principal offices are located at 200 South 10th Street, suite 800, Richmond, VA 23219.

For its services to The ESG Growth Portfolio, Agincourt receives a fee at an annual rate of 0.12% of the average daily net assets of that portion of the Portfolio that is managed by Agincourt. During the fiscal year ended June 30, 2019, Agincourt was not allocated assets of The ESG Growth Portfolio.

For its services to The ESG Growth Portfolio, Mellon is entitled to receive a fee of 0.10% of the average daily net assets of that portion of the assets of each Portfolio managed by it, however, prior to the December 9-10, 2019 Board meeting, Mellon was entitled to a fee of 0.16%. During the fiscal year ended June 30, 2019, Mellon received a fee of 0.16% of the assets of the Portfolio allocated to Mellon.

For its services to The ESG Portfolio, Parametric is entitled to receive the fees set forth above related to its Liquidity and Targeted Strategies. During the fiscal year ended June 30, 2019, Parametric received a fee of 0.33% of the average daily net assets for the portion of the Portfolio allocated to the Liquidity Strategy. Parametric was not allocated any assets of the Portfolio with respect to its Targeted Strategy during the fiscal year ended June 30, 2019.

Administration and Related Services. Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration, transfer agency and accounting services to the Trust pursuant to the terms of separate agreements between Citi and the Trust. Citi is located at 4400 Easton Commons, Suite 200, Columbus, OH 43219.

Distribution Services. Unified Financial Securities, Inc. (“Unified”) provides certain services to the Trust pursuant to an agreement most recently approved by the Board on December 10, 2019, in connection with the issuance and sale of shares of the Portfolios of the Trust. Because shares of the Trust’s investment portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services provided by Unified are limited and are not primarily intended to result in the sale of Trust shares. Unified will receive an annual fee of $50,000 for performing the services listed under its agreement. The principal offices of Unified, a wholly-owned subsidiary of Huntington Bancshares, Inc., are located at 2960 North Meridian St., Suite 300, Indianapolis, IN 46208.

Holders of 5% of Shares on Record Date.

The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of any of the Affected Portfolios as of the Record Date. The Adviser may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Portfolios, with respect to which shares the Adviser disclaims beneficial ownership. The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of each Affected Portfolio.

SHAREHOLDER PROPOSALS.

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The 1940 Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

Dated: December 23, 2019

BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

APPENDIX A

Pro Forma Fee and Expense Table: The Institutional Growth Equity Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Institutional Growth Equity Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the fee rates at which each of Frontier, Echo Street and Wellington would be compensated under the Proposed Agreements is higher than any of the fee schedules applicable to any of the Specialist Managers currently serving the Portfolio. Accordingly, the overall level of advisory fees payable by the Portfolio is expected to increase relative to advisory fees currently being incurred by the Portfolio.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2019, with the advisory fees that would have been incurred during such periods had each of Frontier, Echo Street and Wellington managed assets for the Portfolio in accordance with the Proposed Agreements.

HC Strategic Shares

Pro Forma with respect to the FYE June 30, 2019

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2019 were approximately $1.5 billion.

As of June 30, 2019, the allocations for each of the Specialist Managers then serving the Portfolio (then known as The Institutional Growth Equity Portfolio) were: 0% to Cadence; 20% to Jennison; 65% to Mellon’s Index Strategy; 10% to Mellon’s Factor Strategy; 0% to Mellon’s U.S. MultiFactor Strategy; 0% to PIMCO’s RAFI U.S. Multifactor Strategy; 0% to PIMCO’s Enhanced Index Strategy; 4% to Parametric’s Liquidity Strategy; 0% to Parametric’s Defensive Equity Strategy; 0% to Parametric’s Targeted Strategy and 1% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 0% to Cadence; 17% to Echo Street; 0% to Frontier; 13% to Jennison; 55% to Mellon’s Index Strategy; 9% to Mellon’s Factor Strategy; 0% to Mellon’s U.S. MultiFactor Strategy; 0% to PIMCO’s RAFI U.S. Multifactor Strategy; 0% to PIMCO’s Enhanced Index Strategy; 4% to Parametric’s Liquidity Strategy; 0% to Parametric’s Defensive Equity Strategy; 1% to Parametric’s Targeted Strategy; 0% to Wellington and 1% to HC Capital Solutions.

	Fees as of 6/30/2019	Fees Under Proposed Agreements as of 6/30/2019
Management Fees*	0.14%	0.22%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.21%	0.29%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.
**

Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2019	Expenses that would have been incurred during the FYE 6/30/2019 if the Proposed Agreements had been in place during such period
1 year	$22	$30
3 years	$68	$93
5 years	$118	$163
10 years	$268	$368

HC Advisors Shares

Pro Forma with respect to the FYE June 30, 2019

The Portfolio’s HC Advisors Shares had no assets as of June 30, 2019.

As of June 30, 2019, the allocations for each of the Specialist Managers then serving the Portfolio (then known as The Institutional Growth Equity Portfolio) were: 0% to Cadence; 20% to Jennison; 65% to Mellon’s Index Strategy; 10% to Mellon’s Factor Strategy; 0% to Mellon’s U.S. MultiFactor Strategy; 0% to PIMCO’s RAFI U.S. Multifactor Strategy; 0% to PIMCO’s Enhanced Index Strategy; 4% to Parametric’s Liquidity Strategy; 0% to Parametric’s Defensive Equity Strategy; 0% to Parametric’s Targeted Strategy and 1% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 0% to Cadence; 17% to Echo Street; 0% to Frontier; 13% to Jennison; 55% to Mellon’s Index Strategy; 9% to Mellon’s Factor Strategy; 0% to Mellon’s U.S. MultiFactor Strategy; 0% to PIMCO’s RAFI U.S. Multifactor Strategy; 0% to PIMCO’s Enhanced Index Strategy; 4% to Parametric’s Liquidity Strategy; 0% to Parametric’s Defensive Equity Strategy; 1% to Parametric’s Targeted Strategy; 0% to Wellington and 1% to HC Capital Solutions.

	Fees as of 6/30/2019	Fees Under Proposed Agreements as of 6/30/2019
Management Fees*	0.14%	0.22%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.46%	0.54%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.
**

Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2019	Expenses that would have been incurred during the FYE 6/30/2019 if the Proposed Agreements had been in place during such period
1 year	$47	$55
3 years	$148	$173
5 years	$258	$302
10 years	$579	$677

APPENDIX B

Pro Forma Fee and Expense Table: The Value Equity Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Value Equity Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the fee rates at which each of Frontier and Echo Street would be compensated under the Proposed Agreements is higher than any of the fee schedules applicable to any of the Specialist Managers currently serving the Portfolio. It is not expected, however, that any Portfolio assets will initially be allocated to either Echo Street or Frontier. Accordingly, the overall level of advisory fees payable by the Portfolio is not initially expected to change relative to advisory fees currently being incurred by the Portfolio. When the Adviser believes that market conditions favor the strategies employed by Echo Street and/or Frontier in the future, assets would be allocated to those Specialist Managers and the advisory fees payable by the Portfolio would be expected to increase at that time. The extent of any such increase would depend entirely on the particular allocation of Portfolio assets among the various Specialist Managers, which is unknown at this time.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2019, with the advisory fees that would have been incurred during such periods had each of Frontier and Echo Street been under contract with respect to the Portfolio in accordance with the Proposed Agreements, based on the anticipated initial allocation of assets following the addition of the new Specialist Managers.

HC Strategic Shares

Pro Forma with respect to the FYE June 30, 2019

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2019 were approximately $584 million.

As of June 30, 2019, the allocations for each of the Specialist Managers then serving the Portfolio were: 0% to Cadence; 0% to Mellon’s Index Strategy; 0% to Mellon’s Factor Strategy; 0% to Mellon’s U.S. MultiFactor Strategy; 3% to Parametric’s Liquidity Strategy; 0% to Parametric’s Defensive Equity Strategy; 0% to Parametric’s Targeted Strategy; 97% to Parametric’s Tax-Managed Custom Core Strategy and 0% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 0% to Cadence; 0% to Echo Street; 0% to Frontier; 0% to Mellon’s Index Strategy; 0% to Mellon’s Factor Strategy; 0% to Mellon’s U.S. MultiFactor Strategy; 3% to Parametric’s Liquidity Strategy; 0% to Parametric’s Defensive Equity Strategy; 0% to Parametric’s Targeted Strategy; 97% to Parametric’s Tax-Managed Custom Core Strategy and 0% to HC Capital Solutions.

	Fees as of 6/30/2019	Fees Under Proposed Agreements as of 6/30/2019
Management Fees*	0.14%	0.14%
Other Expenses**	0.08%	0.08%
Total Portfolio Operating Expenses	0.22%	0.22%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.
**

Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2019	Expenses that would have been incurred during the FYE 6/30/2019 if the Proposed Agreements had been in place during such period
1 year	$23	$23
3 years	$71	$71
5 years	$124	$124
10 years	$280	$280

HC Advisors Shares

Pro Forma with respect to the FYE June 30, 2019

The Portfolio’s HC Advisors Shares had no assets as of June 30, 2019.

As of June 30, 2019, the allocations for each of the Specialist Managers then serving the Portfolio were: 0% to Cadence; 0% to Mellon’s Index Strategy; 0% to Mellon’s Factor Strategy; 0% to Mellon’s U.S. MultiFactor Strategy; 3% to Parametric’s Liquidity Strategy; 0% to Parametric’s Defensive Equity Strategy; 0% to Parametric’s Targeted Strategy; 97% to Parametric’s Tax-Managed Custom Core Strategy and 0% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 0% to Cadence; 0% to Echo Street; 0% to Frontier; 0% to Mellon’s Index Strategy; 0% to Mellon’s Factor Strategy; 0% to Mellon’s U.S. MultiFactor Strategy; 3% to Parametric’s Liquidity Strategy; 0% to Parametric’s Defensive Equity Strategy; 0% to Parametric’s Targeted Strategy; 97% to Parametric’s Tax-Managed Custom Core Strategy and 0% to HC Capital Solutions.

	Fees as of 6/30/2019	Fees Under Proposed Agreements as of 6/30/2019
Management Fees*	0.14%	0.14%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.08%	0.08%
Total Portfolio Operating Expenses	0.47%	0.47%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.
**

Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2019	Expenses that would have been incurred during the FYE 6/30/2019 if the Proposed Agreements had been in place during such period
1 year	$48	$48
3 years	$151	$151
5 years	$263	$263
10 years	$591	$591

APPENDIX C

Pro Forma Fee and Expense Table: The Growth Equity Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Growth Equity Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the fee rate at which Echo Street would be compensated under the Proposed Agreement is higher than any of the fee schedules applicable to any of the Specialist Managers currently serving the Portfolio. It is not expected, however, that any Portfolio assets will initially be allocated to Echo Street. Accordingly, the overall level of advisory fees payable by the Portfolio is not initially expected to change relative to advisory fees currently being incurred by the Portfolio. When the Adviser believes that market conditions favor the strategies employed by Echo Street in the future, assets would be allocated to Echo Street and the advisory fees payable by the Portfolio would be expected to increase at that time. The extent of any such increase would depend entirely on the particular allocation of Portfolio assets among the various Specialist Managers, which is unknown at this time.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2019, with the advisory fees that would have been incurred during such periods had Echo Street been under contract with respect to the Portfolio in accordance with the Proposed Agreement, based on the anticipated initial allocation of assets following the addition of Echo Street.

HC Strategic Shares

Pro Forma with respect to the FYE June 30, 2019

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2019 were approximately $803 million.

As of June 30, 2019, the allocations for each of the Specialist Managers then serving the Portfolio were: 0% to Cadence; 25% to Jennison; 0% to Mellon’s Index Strategy; 0% to Mellon’s Factor Strategy; 0% to Mellon’s U.S. MultiFactor Strategy; 2% to Parametric’s Liquidity Strategy; 0% to Parametric’s Defensive Equity Strategy; 0% to Parametric’s Targeted Strategy; 73% to Parametric’s Tax-Managed Custom Core Strategy and 0% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 0% to Cadence; 0% to Echo Street; 25% to Jennison; 0% to Mellon’s Index Strategy; 0% to Mellon’s Factor Strategy; 0% to Mellon’s U.S. MultiFactor Strategy; 1% to Parametric’s Liquidity Strategy; 0% to Parametric’s Defensive Equity Strategy; 0% to Parametric’s Targeted Strategy; 74% to Parametric’s Tax-Managed Custom Core Strategy and 0% to HC Capital Solutions.

	Fees as of 6/30/2019	Fees Under Proposed Agreements as of 6/30/2019
Management Fees*	0.18%	0.18%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.25%	0.25%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.
**

Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2019	Expenses that would have been incurred during the FYE 6/30/2019 if the Proposed Agreements had been in place during such period
1 year	$26	$26
3 years	$80	$80
5 years	$141	$141
10 years	$318	$318

HC Advisors Shares

Pro Forma with respect to the FYE June 30, 2019

The Portfolio’s HC Advisors Shares had no assets as of June 30, 2019.

As of June 30, 2019, the allocations for each of the Specialist Managers then serving the Portfolio were: 0% to Cadence; 25% to Jennison; 0% to Mellon’s Index Strategy; 0% to Mellon’s Factor Strategy; 0% to Mellon’s U.S. MultiFactor Strategy; 2% to Parametric’s Liquidity Strategy; 0% to Parametric’s Defensive Equity Strategy; 0% to Parametric’s Targeted Strategy; 73% to Parametric’s Tax-Managed Custom Core Strategy and 0% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 0% to Cadence; 0% to Echo Street; 25% to Jennison; 0% to Mellon’s Index Strategy; 0% to Mellon’s Factor Strategy; 0% to Mellon’s U.S. MultiFactor Strategy; 1% to Parametric’s Liquidity Strategy; 0% to Parametric’s Defensive Equity Strategy; 0% to Parametric’s Targeted Strategy; 74% to Parametric’s Tax-Managed Custom Core Strategy and 0% to HC Capital Solutions.

	Fees as of 6/30/2019	Fees Under Proposed Agreements as of 6/30/2019
Management Fees*	0.18%	0.18%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.50%	0.50%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.
**

Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2019	Expenses that would have been incurred during the FYE 6/30/2019 if the Proposed Agreements had been in place during such period
1 year	$51	$51
3 years	$160	$160
5 years	$280	$280
10 years	$628	$628

APPENDIX D

Pro Forma Fee and Expense Table: The ESG Growth Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The ESG Growth Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the fee rate at which RBC GAM would be compensated under the Proposed Agreement is higher than any of the fee schedules applicable to any of the Specialist Managers currently serving the Portfolio. Accordingly, the overall level of advisory fees payable by the Portfolio is expected to increase relative to advisory fees currently being incurred by the Portfolio.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2019, with the advisory fees that would have been incurred during such periods had RBC GAM managed assets for the Portfolio in accordance with the Proposed Agreement.

HC Strategic Shares

Pro Forma with respect to the FYE June 30, 2019

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2019 were approximately $149 million.

As of June 30, 2019, the allocations for each of the Specialist Managers then serving the Portfolio were: 95% to Mellon; 5% to Parametric’s Liquidity Strategy; 0% to Parametric’s Targeted Strategy and 0% to Agincourt.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 75% to Mellon; 5% to Parametric’s Liquidity Strategy; 0% to Parametric’s Targeted Strategy; 20% to RBC GAM and 0% to Agincourt.

	Fees as of 6/30/2019	Fees Under Proposed Agreements as of 6/30/2019
Management Fees*	0.22%	0.26%
Other Expenses**	0.13%	0.13%
Total Portfolio Operating Expenses	0.35%	0.39%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.
**

Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2019	Expenses that would have been incurred during the FYE 6/30/2019 if the Proposed Agreements had been in place during such period
1 year	$36	$40
3 years	$113	$125
5 years	$197	$219
10 years	$443	$493

HC Advisors Shares

Pro Forma with respect to the FYE June 30, 2019

The Portfolio’s HC Advisors Shares had no assets as of June 30, 2019.

As of June 30, 2019, the allocations for each of the Specialist Managers then serving the Portfolio were: 95% to Mellon; 5% to Parametric’s Liquidity Strategy; 0% to Parametric’s Targeted Strategy and 0% to Agincourt.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 75% to Mellon; 5% to Parametric’s Liquidity Strategy; 0% to Parametric’s Targeted Strategy; 20% to RBC GAM and 0% to Agincourt.

	Fees as of 6/30/2019	Fees Under Proposed Agreements as of 6/30/2019
Management Fees*	0.22%	0.26%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.13%	0.13%
Total Portfolio Operating Expenses	0.60%	0.64%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.
**

Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2019	Expenses that would have been incurred during the FYE 6/30/2019 if the Proposed Agreements had been in place during such period
1 year	$61	$65
3 years	$192	$205
5 years	$335	$357
10 years	$750	$798

APPENDIX E

Specialist Manager Guide

Information about Frontier.

Frontier was established in 1980 and is a registered investment adviser. Frontier had, as of June 30, 2019, approximately $14.0 billion in assets under management, of which approximately $6.2 billion represented assets of mutual funds. Affiliated Managers Group, Inc. (“AMG”), a Boston-based asset management holding company, holds a majority interest in Frontier. Shares of AMG are listed on the New York Stock Exchange (Symbol: AMG).

Michael A. Cavarretta, CFA, Andrew B. Bennett, CFA and Peter G. Kuechle are responsible for making the day-to-day investment decisions for that portion of the Portfolios’ assets assigned to Frontier. Mr. Cavarretta has been Chairman of Frontier since 2010, is a Chartered Financial Analyst and has been an investment professional with Frontier since 1988. He received a B.S. from the University of Maine and an MBA from Harvard Business School. Mr. Bennett is a Chartered Financial Analyst and has been an investment professional at Frontier since 2003. He received a B.A. from Wheaton College. Mr. Kuechle has been an investment professional at Frontier since 2002. He received a B.A. from Dartmouth College and an MBA from Harvard Business School.

The address of Frontier’s principal headquarters is 99 Summer Street, Boston, MA 02110. The name and principal occupation of each of the principal executive officers of Frontier is as follows:

Name	Principal Occupation

Michael A. Cavarretta, CFA	Chairman and Management Committee Member Frontier Capital Management Company, LLC
Stephen M. Knightly, CFA	President and Management Committee Member Frontier Capital Management Company, LLC
Sarah J. Jankowski	Chief Operating Officer and Management Committee Member Frontier Capital Management Company, LLC
William A. Teichner, CFA	Executive Vice President and Management Committee Member Frontier Capital Management Company, LLC
Robert E. Phay, Jr.	Chief Compliance Officer and General Counsel Frontier Capital Management Company, LLC

Frontier acts as an investment advisor with respect to each of the funds listed in the chart below. Each such fund has an investment objective and strategies similar to that of the one or more of the Portfolios.

Identity of the Fund	Size of the Fund	Rate of Compensation
The Small Capitalization - Mid Capitalization Equity Portfolios	$38.2 million	For Frontier’s services to The Small Capitalization-Mid Capitalization Equity Portfolios and The Institutional Small Capitalization - Mid Capitalization Equity Portfolios, Frontier receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.45% on the first $90 million of the Combined Assets (as defined below), and 0.75% for all assets allocated to it in excess of $90 million of such Combined Assets. During the fiscal year ended

Identity of the Fund	Size of the Fund	Rate of Compensation

June 30, 2019, Frontier received fees of 0.45% of the average daily net assets of that portion of each of The Small Capitalization - Mid Capitalization Equity Portfolios and The Institutional Small Capitalization - Mid Capitalization Equity Portfolios allocated to Frontier.

The term “Combined Assets” means the sum of the net assets of that portion of each of the Portfolios allocated to Frontier from time-to-time along with the net assets of each of those separately managed accounts advised by Hirtle Callaghan & Co. LLC for which the Portfolio Manager provides day-to-day portfolio management services.

The Institutional Small Capitalization-Mid Capitalization Equity Portfolios	$47.0 million	Please refer to the above.

Information About Echo Street

Echo Street was established in 2002 and is a registered investment adviser. Echo Street had, as of June 30, 2019, approximately $5.38 billion in assets under management, of which approximately $0 represented assets of mutual funds.

Greg Poole is responsible for making the day-to-day investment decisions for that portion of the Portfolios’ assets assigned to Echo Street. Mr. Poole founded Echo Street in 2002 and serves as the Firm’s Managing Partner and the Portfolio Manager of the Echo Street funds. He is responsible for all aspects of the Firm’s investment process and risk management. Mr. Poole was the sole portfolio manager of the Goldman Sachs Waterside Opportunity Fund, a real estate focused long/short equity fund, for one year prior to launching Echo Street. Prior to that, he was the co-portfolio manager of the GS Real Estate Securities Fund, a mutual fund, from 2000-2001. Mr. Poole began his career at Goldman Sachs in the Real Estate Principal Investment area in 1996. Mr. Poole graduated first in his class from the University of Western Ontario..

The address of Echo Street’s principal headquarters is 10 E. 53rd Street, 32nd Floor, New York, NY 10022. The name and principal occupation of each of the principal executive officers and each director of Echo Street is as follows:

Name	Principal Occupation

Greg Poole	Portfolio Manager & Managing Member

Echo Street does not act as an investment advisor with respect to any other registered fund has an investment objectiv0e and strategies similar to that of the Portfolio.

Information about Wellington.

Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. Wellington is owned by the partners of

Wellington Management Group LLP, a Massachusetts limited liability partnership. As of September 30, 2019, Wellington and its investment advisory affiliates had investment management authority with respect to approximately $1,102 billion in assets, $602 million of which represented assets of sub-advised mutual funds.

Bradford D. Stoesser, Senior Managing Director and Global Industry Analyst of Wellington, will serve as Portfolio Manager for The Institutional Growth Equity Portfolio. Mr. Stoesser joined Wellington as an investment professional in 2005.

The address of Wellington’s principal headquarters is 280 Congress Street, Boston, MA 02210. The name and principal occupation of each of the principal executive officers and each director of Wellington is as follows:

Name	Principal Occupation

Gregory S. Konsal	Managing Director, Counsel and Head of Legal, Americas, Wellington Management Company, LLP
John D. Norberg	Senior Managing Director and Chief Compliance Officer, Wellington Management Company, LLP
Edward J. Steinborn	Senior Managing Director and Chief Financial Officer, Wellington Management Company, LLP
Brendan J. Swords	Chairman, Chief Executive Officer, Wellington Management Company, LLP

Wellington acts as an investment advisor with respect to each of the funds listed in the chart below. Each such fund has an investment objective and strategies similar to that of the Portfolio.

Identity of the Fund	Size of the Fund	Rate of Compensation
NVIT Real Estate Fund[1]	$295.4 million	Not publicly available

[1]

This fund family has an exemptive order (Investment Company Act of 1940 Release No. 23133, dated April 28, 1998) that grants relief from the requirement to disclose sub-advisory fees paid to unaffiliated sub-advisers such as Wellington.

Information about RBC GAM.

RBC GAM is a wholly owned subsidiary of Royal Bank of Canada and has been registered with the SEC as an investment adviser since September, 2013, and has been a portfolio manager of publicly-offered funds since 1998. As of June 30, 2019, RBC GAM managed approximately $350 billion in assets, $146.6 billion of which represented assets of mutual funds.

Habib Subjally, will be primarily responsible for the day-to-day management of the portion of the assets of Portfolio allocated to RBC GAM.

Habib leads the RBC Global Equity team of 11 global equity specialists (sector, portfolio and risk management) and has more than 20 years of industry experience. Before joining RBC Global Asset Management in 2014, Habib and his team spent eight years together at First State managing Global equities. Previously, Habib was Head of Small & Mid Cap Research at Credit Suisse and Head of the Global equities team at Invesco. Habib began his fund management career at Merrill Lynch Investment Managers where he was Head of North American and Global equities research and Manager of the Mercury Global Titans Fund. Habib is a Certified Chartered Accountant and holds the ASIP designation with the CFA Society of the U.K. He holds a BSc (Hons) from the London School of Economics.

RBC GAM maintains its offices at 77 Grosvenor Street, London, W1K 3JR. The name and principal occupation of each of the principal executive officers and each director of RBC GAM-UK is as follows:

Name	Principal Occupation

Dave Thomas	Chair
Clive Brown	CEO, RBC GAM International

Dan Chornous	Global Chief Investment Officer, RBC GAM
Luc Leclercq	Chief Operating Officer, BlueBay Asset Management
Chris Wiksyk	Chief Operating Officer, RBC GAM-UK

RBC GAM acts as an investment advisor with respect to each of the funds listed in the chart below. Each such fund has an investment objective and strategies similar to that of the Portfolio.

Identity of the Fund	Size of the Fund	Rate of Compensation
RBC Global Opportunities Fund	$28.2	86 bps on all AUM
RBC Funds (Lux) Global Equity Focus Fund – O Share class	$566.7	60 bps
PH&N Global Equity Fund	$554.2	95 bps
RBC Global Equity Focus Fund	$3,244	0.75% per annum on the first $10 million 0.60% per annum on the next $10 million 0.50% per annum on the next $100 million 0.45% per annum on amounts over $120 million

EXHIBIT 1

Form of Portfolio Management Agreement with Frontier

PORTFOLIO MANAGEMENT AGREEMENT

For The [                                 ] Portfolio

AGREEMENT made this [                ] day of February 2020, between Frontier Capital Management Company, LLC, a limited liability company organized under the laws of Massachusetts (“ Portfolio Manager”), and HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“ Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management for that portion of the assets of The [                         ] Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or HC Capital Solutions (a division of Hirtle Callaghan & Co. LLC), the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 3l a-1(b)(l), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3. Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4. Expenses and Compensation. (a) Portfolio Manager shall pay all of its expenses incurred in the performance of its duties under its Agreement and, except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses.

(b) Subject to the foregoing, for its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be calculated daily and payable monthly in arrears at the annual rate of 0.45% of the first $90 million of the Combined Assets; and 0.75% on Combined Assets over $90 million.

(c) For purposes of this Agreement:

(i)

“Combined Assets” shall mean the sum of (i) the net assets of the Account; (ii) the net assets of The [                        ] Portfolio (the “[                           ] Portfolio”) of the Trust for which Portfolio Manager provides day-to-day portfolio management services; and (iii) the net assets of each of those separately managed accounts advised by Hirtle Callaghan & Co. LLC for which Portfolio Manager provides day-to-day portfolio management services (the “Other Hirtle Accounts”).

(ii)

“Average Monthly Net Assets” shall mean the average of the average daily net asset values of the Account and that portion of the Institutional Portfolio for which Portfolio Manager provides day-to-day portfolio management services and/or the average of the net asset values of the Other Hirtle Accounts, as the case may be, as of the last business day of each month. It is understood that the average daily net asset values of the Account and the Institutional Portfolio shall be calculated in accordance with the policies of the Trust as set forth in the Trust’s prospectus as it may be amended from time to time and that the net asset value of the Other Accounts shall be calculated by the applicable custodian or valuation agent and that income accruals and receivables shall be included in making such calculation.

(iii)

The fee payable to Portfolio Manager by the Portfolio shall be paid and billed in arrears based on the Average Monthly Net Assets of the Combined Assets during the preceding calendar quarter. The fee payable shall be calculated by applying the annual rate, as set forth in the fee schedule above, to the Average Quarterly Net Assets of the Combined Assets, dividing by 365, multiplying by the number of days in the preceding calendar month, and multiplying by a factor that is equal to the proportion that the Average Monthly Net Assets of the Account bears to the Combined Assets.

(iv)

For a calendar month in which this Agreement becomes effective or terminates, the portion of the Portfolio Manager’s fee due hereunder with respect to the Account shall be prorated on the basis of the number of days that the Agreement is in effect during the calendar month.

5. Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’ s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’ s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not inducing retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6. Permissible Interest. Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement the terms “majority of the outstanding voting securities,” “assignment” and “ interested person” shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’ s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names ““Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., LLC (“HCC”)), “HC Capital” and any derivative of any of them, as well as any logo that is now or shall later become associated with such names (“Marks”) are valuable property of HCC and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCC Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Frontier Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.

It is acknowledged and agreed that the name “Frontier Capital Management Company, LLC” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name (“Frontier Marks”), are valuable property of the Portfolio Manager and that the use of the Frontier Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’ s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule l7j-l under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-l under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

Colette Bergman, Vice President

HC Capital Trust

Five Tower Bridge, 300 Barr Harbor Drive, Suite 300

West Conshohocken, PA 19428

If to Portfolio Manager:

[                 ]

Frontier Capital Management Company, LLC

99 Summer Street

Boston, MA 02110

12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Frontier Capital Management Company, LLC

By:

ATTEST:	HC Capital Trust (on behalf of The [ ] Portfolio)

By:

EXHIBIT 2

Form of Portfolio Management Agreement with Echo Street

PORTFOLIO MANAGEMENT AGREEMENT

For The [                ] Equity Portfolio

AGREEMENT made this ___ day of January 2020, between Echo Street Capital Management LLC, a limited liability company organized under the laws of the State of Delaware (“Portfolio Manager”), and HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”), that offers several series of shares of beneficial interests representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain Portfolio Manager to provide a continuous program of investment management to that portion of the assets of The [                ] Equity Portfolio of the Trust (“Portfolio”) that may from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees (“Board,” and each member thereof, “Trustee”), and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein, and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, Portfolio Manager shall at all times act in accordance with this Agreement, the investment objectives, policies and restrictions applicable to the Portfolio, as set forth in the then current Registration Statement of the Trust, applicable provisions of the Investment Company Act and the rules and regulations promulgated thereunder and other applicable federal securities laws.

2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may from time to time be allocated to it by, or under the supervision of, the Board, as indicated in writing by an authorized officer of the Board. It is understood that the Account may consist of all, a portion of, or none of the assets of the Portfolio, and that the Board and/or HC Capital Solutions (a division of Hirtle Callaghan & Co., LLC), the Trust’s investment adviser (the “Adviser”), has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. Portfolio Manager’s responsibility for providing portfolio management services to Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board and the Adviser, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities and other investments to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers, dealers and swap counterparties through which transactions in the Account shall be executed. Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent (each as set forth in the current Registration Statement of the Trust, unless otherwise notified in writing by the Trust in accordance with Section 11) on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security or other investment instrument purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker, dealer or swap counterparty and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records that reflect securities or other investment instruments purchased or sold in the Account, showing for each such transaction, the name and quantity of securities or other investment instruments, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure (A) compliance with the various limitations on investments applicable to the Portfolio under the Investment Company Act and (B) that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”); and

(iv) render regular reports to the Trust concerning the performance by Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board or Adviser, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust or Advisor upon reasonable notice, to review the investments and investment program of the Account.

(d) Portfolio Manager shall vote the proxies solicited by the issuers of securities in which assets of the Account are managed by Portfolio Manager in accordance with the Trust’s proxy voting procedures and Portfolio Manager’s proxy voting procedures adopted pursuant to Rule 206(4)-6 under the Advisers Act and other applicable laws. Portfolio Manager may, in its discretion, use proxy voting services. The Trust and Portfolio Manager agree that only Portfolio Manager will exercise “investment discretion” with respect to the assets of the Account within the meaning of Section 13(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that Portfolio Manager shall be responsible for filing any required reports pursuant to Section 13(f) and the rules thereunder. In addition, the Trust and Portfolio Manager agree that only Portfolio Manager will exercise “voting power” and “investment power” with respect to the assets of the Account within the meaning of Rule 13d-3 under the Exchange Act and Portfolio Manager shall be responsible for filing reports pursuant to Sections 13(d) and 13(g) of the Exchange Act and the rules and regulations thereunder.

(e) Responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issuer of securities held in or formerly held in the Account or to advise or take any action with respect to any litigation shall remain with the Trust, and Portfolio Manager shall not have any responsibility to, and shall not, initiate, consider or participate in any such matters on behalf of the Account. However, Portfolio Manager shall reasonably consult with the Trust’s requests in this regard.

(f) The investment management services provided by Portfolio Manager under this Agreement are not to be deemed exclusive. The Trust acknowledges that this may create various conflicts of interest, including, but not limited to, conflicts with respect to Portfolio Manager’s time devoted to managing the Account and the allocation of investment or disposition opportunities among accounts (including the Account) managed by Portfolio Manager. Subject to Portfolio Manager’s fiduciary duties in respect of the Account and applicable law, nothing in this Agreement restricts Portfolio Manager or any of its members, officers, employees, agents, affiliates and representatives (collectively, the “Affiliated Parties”) from engaging in and devoting time and attention to other businesses or to render services of whatever kind or nature, including buying, selling or trading in any securities for its or their own accounts, and nothing in this Agreement confers upon Portfolio Manager any obligation to acquire (or dispose) for the Trust a position in any security which Portfolio Manager or any Affiliated Party may acquire (or dispose) for their own accounts or for the account of any other client if, in the reasonable discretion of Portfolio Manager, it is not feasible or desirable to acquire (or dispose) a position in such security for the Trust. The Trust understands and acknowledges that (i) Portfolio Manager may give advice and take action with respect to any of its other clients that may differ from advice given or the timing or nature of action taken with respect to the Account; and (ii) the Affiliated Parties, through other investments, may also have positions that are opposite to, or otherwise may be contrary to, positions held by the Account. The Trust understands and acknowledges that Portfolio Manager may currently and in the future advise private investment funds and/or managed accounts with investment objectives, strategies, fees and/or terms that are substantially similar to or different from its existing clients.

3. Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall seek to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that such practice is subject to review by the Board. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.1

4. Expenses and Compensation. (a) Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) brokerage and custodial fees, commissions and handling charges, transfer fees, registration costs and other expenses and fees reasonably related to the purchase, sale, preservation or transmittal of Account assets in accordance with this Agreement, including any portion of such commissions attributable to research and brokerage services; (ii) taxes payable in relation to all transactions, assets, income and profits with respect to the Account; and (iii) any similar costs and investment-related expenses arising out of transactions effected on behalf of the Account. Notwithstanding the foregoing, Portfolio Manager shall bear its own operating and overhead expenses attributable to the provision of its investment management services, as well as all travel and related expenses.

(b) Subject to the foregoing, the actual fee that Portfolio Manager shall be entitled to receive from the Portfolio shall be calculated daily and payable monthly in arrears, at the annual rate of 0.75% of the first $50 million of Combined Assets; 0.60% of the next $50 million of Combined Assets; 0.50% of the next $100 million of Combined Assets; and 0.45% of Combined Assets in excess of $200 million. Fees for partial periods shall be prorated for the portion of the period for which services were rendered. For purposes of this Agreement “Combined Assets” shall mean the sum of the net assets of (i) the Account and (ii) any other assets of the Trust managed by Portfolio Manager. For avoidance of doubt, Trust assets will be valued in accordance with the Trust’s Procedures for Determining Net Asset Value for the Trust.

5. Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Portfolio, except a loss to the Account resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement. As used in this Section 5(a), the term “Portfolio Manager” shall include any affiliates of Portfolio Manager, and the partners, shareholders, directors, officers and employees of Portfolio Manager and such affiliates.

[1]	NTD: To discuss the current list of affiliated brokers and dealers.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the information set forth in Portfolio Manager’s current Form ADV; or (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 8 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined, provided that a copy of each SEC Filing is provided to Portfolio Manager: (A) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (B) at least 10 business days prior to the date upon which it is filed with the SEC in the case of any Trust shareholder report or proxy statement; or (C) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the SEC.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon Portfolio Manager’s then current Form ADV or written information furnished by Portfolio Manager for the purpose of inclusion in such SEC Filing, provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of any Trust shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. As used Sections 5(c) and 5(d), the term “Trust” shall include the Trust, the Adviser and each of their affiliates, and the Trustees, partners, shareholders, directors, officers and employees of the Trust, the Adviser and such affiliates.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust); provided that Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5(c) shall not apply unless upon receipt by the Trust or its associated persons of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to Portfolio Manager, in writing, by any officer, employee or Trustee, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) Neither Portfolio Manager nor any of its Affiliated Parties shall be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by Portfolio Manager; (ii) the conduct of the Trust (or any entity unaffiliated with Portfolio Manager and acting on the Trust’s behalf) or (iii) acts of Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Board, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, policies, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio. Without limiting the generality of the foregoing, Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement.

(g) Notwithstanding any of the foregoing to the contrary, the provisions of this Section 5 shall not be construed so as to provide for the exculpation or indemnification of any party for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on parties that act in good faith), to the extent (but only to the extent) that such liability may not be waived, modified or limited under applicable law.

(h) The provisions of this Section 5 shall survive termination of this Agreement.

6. Duration, Termination and Amendments. (a) This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two (2) years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board who are not “interested persons” of the Trust or any investment adviser to the Trust (“Independent Trustees”).

(b) This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty (60) days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement shall terminate upon its assignment.

(c) This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective.

(d) For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

7. Confidentiality; Use of Name. (a) Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers), and that is either designated as being confidential, or which, by the nature of the circumstances surrounding the disclosure, ought in good faith be treated as proprietary or confidential (the “Confidential Information”). The parties agree that their respective officers and employees shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information but in any event using a reasonable standard of care, to keep confidential the Confidential Information and will not use or disclose information contained in, or derived from such Confidential Information for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of information: (i) that is or subsequently becomes publicly available without the receiving party’s breach of any obligation owed the disclosing party; (ii) rightfully received from another party prior to its receipt from the disclosing party; (iii) that is independently developed by the receiving party without reliance upon or use of any Confidential Information; and (iv) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall provide the disclosing party with written notice and request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such Confidential Information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

(b) It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., LLC (“HCC”)), “HC Capital” and any derivative of any of them, as well as any logo that is now or shall later become associated with such names (collectively, “HC Marks”), are valuable property of HCC and that the use of the HC Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCC. Portfolio Manager agrees that, other than for the purpose of complying with regulatory requirements, it will not use any HC Mark without the prior written consent of the Trust and that HCC and its affiliates own and will retain all right, title and interest in and to the HC Marks.

(c) Portfolio Manager’s prior written approval, which shall not be unreasonably withheld, shall be required with respect to the use of the “Echo Street Capital Management LLC” and “Echo Street GoodCo Select” names and the Echo Street Capital mark and any derivative of them, as well as any logo that is now or shall later become associated with such names (collectively, “Echo Street Marks”) for the purpose of display in the Trust’s or Advisor’s marketing materials and sales literature. The Trust and its agents shall not place or depict the Echo Street Marks in any manner that would tend to denigrate, disparage, tarnish, dilute, misrepresent or otherwise adversely affect or take advantage of such Echo Street Marks. The Trust and its agents acknowledge that Portfolio Manager and its affiliates own and will retain all right, title and interest in and to the Echo Street Marks. Furthermore, Portfolio Manager consents to use of its performance data, biographical data and other pertinent data by the Trust and Advisor for use in marketing and sales literature.

(d) The provisions of this Section 7 shall survive termination of this Agreement.

8. Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) (i) It is duly organized, validly existing and in good standing under the laws of the State of Delaware in the United States, (ii) has full power and authority to enter into this Agreement and (iii) that this Agreement has been duly authorized, executed and delivered by it and is a legal, valid and binding agreement, enforceable against Portfolio Manager in accordance with its terms.

(b) The execution, delivery and performance of this Agreement by it, including the transactions and agreements which Portfolio Manager is authorized to enter into on behalf of the Account in accordance with the terms of this Agreement, will not violate or be in conflict with, result in a breach of or constitute a default under, the constituent documents of Portfolio Manager, or any law, rule, regulation, order or judgment to which Portfolio Manager is a party or by which it or its properties, assets or rights is bound or affected, and no governmental or other notice or consent is required in connection with the execution, delivery or performance of this Agreement by Portfolio Manager.

(c) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(d) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by Portfolio Manager with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to laws, regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information and Portfolio Manager agrees that it will respond to the Trust’s reasonable requests in this area.

(e) Upon the request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the Trust’s preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or federal laws, to be filed with state or federal agencies and/or provided to shareholders of the Trust, subject to any confidentiality obligations incumbent on Portfolio Manager.

(f) Portfolio Manager is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator.

(g) Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders, Board, Trustees, officers, employees or agents of the Trust.

(h) Portfolio Manager further covenants that it will promptly notify the Trust in the event that any of Portfolio Manager’s representations or warranties contained in this Agreement are no longer true or fulfilled.

9. Representation, Warranties and Agreements of the Trust. (a) The Trust represents and warrants that (i) it is duly organized, validly existing and in good standing under the laws of the State of Delaware in the United States, (ii) it has full power and authority to enter into this Agreement and (iii) this Agreement has been duly authorized, executed and delivered by it and is a legal, valid and binding agreement, enforceable against the Trust in accordance with its terms.

(b) The Trust represents and warrants that the execution, delivery and performance of this Agreement by it, including the transactions and agreements which Portfolio Manager is authorized to enter into on behalf of the Account in accordance with the terms of this Agreement, will not violate or be in conflict with, result in a breach of or constitute a default under, the constituent documents of the Trust, or any law, rule, regulation, order or judgment to which the Trust is a party or by which it or its properties, assets or rights is bound or affected, and no governmental or other notice or consent is required in connection with the execution, delivery or performance of this Agreement by the Trust.

(c) The Trust represents and warrants that the Advisor is registered as an investment adviser under the Investment Advisers Act. The Trust will promptly report to Portfolio Manager the commencement of any proceeding that could render the Advisor ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(d) The Trust agrees that, to the extent any action is taken by the Trust with respect to the Trust’s investment objectives, strategies, policies and restrictions or relevant provisions of the Trust’s registration statement as it relates to the services provided by Portfolio Manager to the Trust, the Trust will use commercially reasonable efforts to ensure that Portfolio Manager is afforded a reasonable period during which to implement any such change.

(e) The Trust further covenants that it will promptly notify Portfolio Manager in the event that any of the Trust’s representations or warranties contained in this Agreement are no longer true or fulfilled.

10. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

HC Capital Trust

300 Barr Harbor Drive, Suite 500

West Conshohocken, PA 19428

Attention: General Counsel

If to Portfolio Manager:

Echo Street Capital Management LLC

10 E. 53rd Street, 32nd Floor

New York, NY 10022

Attention: General Counsel

12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether written or oral, of the parties in connection therewith. No failure to exercise and no delay in exercising any right, power or remedy under this Agreement will operate as a waiver. Nor will any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

13. Form ADV. The Trust acknowledges receipt of Part 2 of Portfolio Manager’s Form ADV, copies of which have been provided to the Board.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Echo Street Capital Management LLC By: _____________________

ATTEST:	HC Capital Trust (on behalf of The [ ]Equity Portfolio) By: _____________________

EXHIBIT 3

Form of Portfolio Management Agreement with Wellington

PORTFOLIO MANAGEMENT AGREEMENT

For The [                                                 ] Portfolio

AGREEMENT made this ___ day of ________, 2008, between Wellington Management Company LLP, a limited liability partnership organized under the laws of the State of Delaware (“Portfolio Manager”), and HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of The [                                    ] Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or Hirtle Callaghan & Co., LLC, the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio; provided, however, that upon at least 90 days’ prior written notice, the Portfolio Manager may cease accepting additional allocations of assets to the Account. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. To the extent consistent with both the Investment Company Act and the Portfolio Manager’s obligations under the Investment Advisers Act, the Portfolio Manager is authorized to engage any of its affiliates (i.e., a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Portfolio Manager), to assist it in providing the services to be performed by the Portfolio Manager under this Agreement. The Portfolio shall remain liable to the Trust for performance of its obligations under this Agreement, and for the acts and omissions of such affiliates and the Trust shall not be responsible for any fees which any such affiliate may charge to the Portfolio Manager in connection with such services. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. For the avoidance of doubt, the Portfolio Manager shall not be responsible for filing class action proofs of claim or for taking any related actions on behalf of the Trust in regards to class action litigation or settlements related to securities currently or previously held in the Account. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account records comparable to those records required to be maintained under Rule 31a-1(b)(1), (5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account (other than sales and redemptions of shares of the Portfolio), showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer, provided, however, that it is understood that journals of original entry detailing cash receipt and disbursement and purchases and sales of securities (and receipts therefor) are the responsibility of the custodian bank and fund accounting agent retained by the Trust on behalf of the Portfolio. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

(v) determine whether and in what manner to vote, and execute or cause to be executed proxies respecting the voting of, securities held by the Account at meetings of holders of such securities provided that timely notice has been given to Portfolio Manager of such meetings.

3. Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, as that term is defined in Section 2(a)(3) of the Investment Company Act, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears at the annual rate of 0.75% of the average daily net assets on the first $50 million of the Combined Assets (as defined below) and 0.65% on assets over $50 million of the Combined Assets.

For Purposes of this Section 4, the term “Combined Assets” shall mean the sum of: (a) the net assets of The [                ] Portfolio of HC Capital Trust managed by Portfolio Manager; and (b) the net assets of any other accounts managed by Portfolio Manager using the same strategy for Hirtle Callaghan & Co., LLC.

5. Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement. The U.S. securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights that the Trust may have under any U.S. securities laws.

(b) Portfolio Manager understands that the Trust will rely upon certain documents provided to it by Portfolio Manager and/or documents filed by the Portfolio Manager with the Securities and Exchange Commission (“SEC”). Portfolio Manager expressly warrants the accuracy of any and all such documents and further warrants that such documents shall not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements made therein, in light of the circumstances under which they are made, not materially misleading. Without limiting the generality of the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses result from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not inducing retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6. Permissible Interest. Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent

Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., LLC (“HCC”)), “HC Capital” and any derivative of any of them, as well as any logo that is now or shall later become associated with such names (“Marks”) are valuable property of HCC and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCC. The Trust consents to the use of its name by the Portfolio Manager in its client list included in marketing materials and to disclosure of its names and the fee hereunder to other mutual fund clients as may be required by Section 15(c) of the Investment Company Act of 1940. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Wellington Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.

It is acknowledged and agreed that the name “Wellington Management Company, LLP” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name (“Wellington Marks”), are valuable property of the Portfolio Manager and that the use of the Wellington Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 204A-1 under the Investment Advisers Act and Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it will make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust. The Trust will be notified of any changes in the partners of the Portfolio Manager.

11. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

Colette Bergman, Vice President

HC Capital Trust

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, PA 19428

If to Portfolio Manager:

[_________________]

Wellington Management Company, LLP

280 Congress Street

Boston, Massachusetts 02210

12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Wellington Management Company LLP By: _____________________

ATTEST:	HC Capital Trust (on behalf of The [ ] Portfolio) By: _____________________

EXHIBIT 4

Form of Portfolio Management Agreement with RBC GAM

PORTFOLIO MANAGEMENT AGREEMENT

For The [                ] Portfolio

AGREEMENT made this [    ]th day of [                ], 2019, between RBC Global Asset Management (U.K.) Ltd., a corporation organized under the laws of England and Wales, and regulated by the Financial Conduct Authority (FCA), and the Securities Exchange Commission (SEC) (“Portfolio Manager”), and HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) that offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios: and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of the assets of The [                ] Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. The Portfolio Manager will treat the Trust as a professional client under the FCA Rules and accord the Trust the relevant protections associated with this classification. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws. To enable the Portfolio Manager to comply with its obligations the Trust will provide the Portfolio Manager with the current Registration Statement in force from time to time.

2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of, or none of the assets of the Portfolio, and that the Board of Trustees and/or HC Capital Solutions (a division of Hirtle Callaghan & Co., LLC), the Trust’s investment adviser (the “Adviser”), has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees and the Adviser, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. In particular the Trust consents for the Portfolio Manager to trade on behalf of the Portfolio outside of a Regulated Market or Multilateral Trading Facility. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets and the Trust hereby confirms that the Portfolio will inform the Portfolio Manager of any liens, charges or other encumbrances, other than those granted by the Trust to the custodian bank or administrator in the ordinary course of business Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a- 1(b)(1), (b)(5) and (b)(5) under the Investment Company Act with respect to transactions in the Account including, without limitation, records that reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account so that the Trust can ensure compliance with the various limitations on investments applicable to the Portfolio and so the Trust’s investment adviser can ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees or Adviser, attend meetings of the Board of Trustees or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3. Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall seek to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders or a portion of commission relating to such transactions to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay a broker a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer, that has been notified to the Portfolio Manager in accordance with Section 11, which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder.

4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, the Portfolio Manager shall be entitled to receive from the Portfolio a fee which shall be calculated daily and payable monthly in arrears within 30 days after each month end at the annual rate of 0.55% of the first $50 million; 0.50% of the next $50 million and 0.45% of in excess of $100 million of the average daily net assets of the Account. For the avoidance of doubt, during a month in which this Agreement becomes effective or terminates, the portion of the Portfolio Manager’s fee due hereunder with respect to the Account shall be prorated on the basis of the number of days that the Agreement is in effect during the month.

5. Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Portfolio, except a loss to the Account resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the information set forth in the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined, provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of any Trust shareholder report or proxy statement; or (iii) at least 10 business days prior to first use. in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the SEC.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s then current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings, provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of any Trust shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5(c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; (ii) any acts of the Adviser, the custodian bank, administrator or accounting agent of the Trust and (iii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Board of Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio. Without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent of the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6. Permissible Interest. Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents; and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board of Trustees, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” ‘“Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., LLC (“HCC”)), “HC Capital” and any derivative of any of them, as well as any logo that is now or shall later become associated with such names (“Marks”) are valuable property of HCC and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCC. Portfolio Manager agrees that, other than for the purpose of complying with regulatory requirements, it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the RBC Marks (as defined below), by the Trust for use in regulatory filings and required disclosure documents shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.

It is acknowledged and agreed that the names “RBC Global Asset Management (U.K.) Ltd. and RBC Global Asset Management” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the names (“RBC Marks”), are valuable property of Royal Bank of Canada and that the use of the RBC Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board of Trustees review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board of Trustees’ consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-l under the Investment Company Act. Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio Manager with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it will make reasonable efforts to respond to the Trust’s reasonable requests in this area, to the extent it is permitted to do so under applicable laws. Notwithstanding the above any trading histories of directors, officers and employees of the Portfolio Manager will where required only be supplied directly to the SEC or other applicable regulatory agency.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports, and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by e-mail with a hard copy in writing lo follow, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

Colette Bergman, Vice President

HC Capital Trust

Five Tower Bridge, 300 Barr Harbor Drive, Suite 300

West Conshohocken, PA 19428

If to Portfolio Manager:

RBC Global Asset Management (U.K.) Ltd

c/o Client Services (Heidi Gunkel)

RBC Global Asset Management (UK) Limited

77 Grosvenor Street

London

W1K 3JR

12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Board of Trustees of the Trust or any individual Trustee of the Trust.

The Trust expressly consents to the delegation of the client servicing obligations under section 2 of this Agreement by the Portfolio Manager to its affiliate RBC Global Asset Management (U.S.) Inc. (“GAM US”) and consents to the Portfolio Manager sharing information with GAM US to assist in performing its delegated obligations. The Portfolio Manager may also delegate certain back office or operational functions relating to this Agreement to its affiliates from time to time. Such delegations will not alter or abrogate the Portfolio Manager’s obligations to the Trust under this Agreement. Other than as expressly permitted above the Portfolio Manager is not permitted to delegate or sub-contract any of its obligations under this contract to third parties without the prior written consent of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	RBC Global Asset Management (U.K.) Ltd.

By: _____________________

ATTEST:	HC Capital Trust (on behalf of The [ ] Portfolio)

By: _____________________

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com

3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate boxes on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E87606-S94713	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends you vote FOR the approval of the following proposals:				For	Against	Abstain

1. Approval of a Portfolio Management Agreement between the Trust, on behalf of The Institutional Growth Equity Portfolio, and Frontier Capital Management Company, LLC.				☐	☐	☐

2. Approval of a Portfolio Management Agreement between the Trust, on behalf of The Institutional Growth Equity Portfolio, and Echo Street Capital Management LLC.				☐	☐	☐

3. Approval of a Portfolio Management Agreement between the Trust, on behalf of The Institutional Growth Equity Portfolio, and Wellington Management Company LLP.				☐	☐	☐

None of the Portfolio Management Agreements described above related to The Institutional Growth Equity Portfolio will be entered into unless all three of such Proposed Agreements are approved by shareholders.

Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN THIS PROXY CARD IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL THIS PROXY CARD PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY CARD.

Your signature(s) on this Proxy Card should be exactly as your name(s) appear(s) on this Proxy Card. If the shares are held jointly, each holder should sign this Proxy Card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement is available at

www.proxyvote.com

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

E87607-S94713

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO OF

HC CAPITAL TRUST

FEBRUARY 11, 2020

The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Tuesday, February 11, 2020 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. The proxy will be voted as specified. If no choice is marked, this proxy shall be voted FOR each proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

This proxy is solicited by the Board of Trustees of the Trust. The undersigned acknowledges receipt with this Proxy Card of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy Card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR
PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com

3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate box on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E87608-S94713	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends you vote FOR the approval of the following proposals:				For	Against	Abstain

4. Approval of a Portfolio Management Agreement between the Trust, on behalf of The Value Equity Portfolio, and Frontier Capital Management Company, LLC.				☐	☐	☐

5. Approval of a Portfolio Management Agreement between the Trust, on behalf of The Value Equity Portfolio, and Echo Street Capital Management LLC.				☐	☐	☐

Neither of the Portfolio Management Agreements described above related to The Value Equity Portfolio will be entered into unless both of such Proposed Agreements are approved by shareholders.

Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN THIS PROXY CARD IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL THIS PROXY CARD PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY CARD.

Your signature(s) on this Proxy Card should be exactly as your name(s) appear(s) on this Proxy Card. If the shares are held jointly, each holder should sign this Proxy Card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement is available at

www.proxyvote.com

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

E87609-S94713

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF THE VALUE EQUITY PORTFOLIO OF

HC CAPITAL TRUST

FEBRUARY 11, 2020

The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Tuesday, February 11, 2020 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. The proxy will be voted as specified. If no choice is marked, this proxy shall be voted FOR each proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

This proxy is solicited by the Board of Trustees of the Trust. The undersigned acknowledges receipt with this Proxy Card of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy Card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR
PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com

3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate box on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E87610-S94713	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends you vote FOR the approval of the following proposal:				For	Against	Abstain

6. Approval of a Portfolio Management Agreement between the Trust, on behalf of The Growth Equity Portfolio, and Echo Street Capital Management LLC.				☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN THIS PROXY CARD IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL THIS PROXY CARD PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY CARD.

Your signature(s) on this Proxy Card should be exactly as your name(s) appear(s) on this Proxy Card. If the shares are held jointly, each holder should sign this Proxy Card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement is available at

www.proxyvote.com

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

E87611-S94713

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF THE GROWTH EQUITY PORTFOLIO OF

HC CAPITAL TRUST

FEBRUARY 11, 2020

The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Tuesday, February 11, 2020 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. The proxy will be voted as specified. If no choice is marked, this proxy shall be voted FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

This proxy is solicited by the Board of Trustees of the Trust. The undersigned acknowledges receipt with this Proxy Card of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy Card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com

3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate box on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E87612-S94713	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends you vote FOR the approval of the following proposal:				For	Against	Abstain

7. Approval of a Portfolio Management Agreement between the Trust, on behalf of The ESG Growth Portfolio, and RBC Global Asset Management (UK) Limited.				☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN THIS PROXY CARD IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL THIS PROXY CARD PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY CARD.

Your signature(s) on this Proxy Card should be exactly as your name(s) appear(s) on this Proxy Card. If the shares are held jointly, each holder should sign this Proxy Card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement is available at

www.proxyvote.com

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

E87613-S94713

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF THE ESG GROWTH PORTFOLIO OF

HC CAPITAL TRUST

FEBRUARY 11, 2020

The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Tuesday, February 11, 2020 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. The proxy will be voted as specified. If no choice is marked, this proxy shall be voted FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

This proxy is solicited by the Board of Trustees of the Trust. The undersigned acknowledges receipt with this Proxy Card of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy Card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.